UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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The Providence Service Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE PROVIDENCE SERVICE CORPORATION
700 Canal St., Third Floor

Stamford, CT 06902
_________________

June 14, 2016

Dear Stockholder:

We are pleased to invite you to attend the 2016 Annual Meeting of Stockholders of The Providence Service Corporation (the “Company”) that will be held at 700 Canal St., Stamford, CT 06902, at 8:00 a.m. (local time) on July 27, 2016. Registration and seating will begin at 7:30 a.m. Details of the business to be conducted at the 2016 Annual Meeting are given in the Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders (the “Notice”) and in the Proxy Statement.

Your vote is important and we encourage you to vote promptly. For record holders, whether or not you are able to attend the 2016 Annual Meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet, by phone, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

On behalf of the Board of Directors and management of The Providence Service Corporation, I extend our appreciation for your continued support.

James M. Lindstrom
Director, President and Chief Executive Officer

THE PROVIDENCE SERVICE CORPORATION
700 Canal St., Third Floor

Stamford, CT 06902
_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 27, 2016
_________________

TO OUR STOCKHOLDERS:

Notice is hereby given that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of The Providence Service Corporation (the “Company”) will be held at 700 Canal St., Stamford, CT 06902, at 8:00 a.m. (local time) on July 27, 2016. The Annual Meeting is being held for the following purposes:

1.   To elect two Class 1 directors each to serve for a three-year term until the 2019 annual meeting of stockholders or until his successor has been duly elected and qualified, as more fully described in the accompanying Proxy Statement;

2.   To hold a non-binding advisory vote to approve named executive officer compensation;

3.   To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company to serve for the 2016 fiscal year;

4.   To approve the adoption of the amended 2006 Long-Term Incentive Plan, as more fully described in the accompanying Proxy Statement; and

5.   To transact such other business as may properly come before the Annual Meeting or any of its adjournments, postponements or reschedulings.

Only stockholders of record of the Company’s common stock, par value $0.001 per share, and Series A convertible preferred stock, par value $0.001 per share, as shown by the transfer books of the Company, at the close of business on June 7, 2016, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments, postponements or reschedulings thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote your shares in advance using one of the methods outlined in the accompanying Proxy Statement and proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 27, 2016. We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. Consequently, the majority of stockholders will not receive paper copies of our proxy materials. We will instead mail stockholders the Notice with instructions for accessing proxy materials and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. The Proxy Statement, form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available free of charge at http://www.edocumentview.com/PRSC. A Notice of Internet Availability of Proxy Materials or our proxy materials, as applicable, are first being mailed to stockholders on or about June 17, 2016.

By Order of the Board of Directors

James M. Lindstrom
Director, President and Chief Executive Officer

June 14, 2016
Stamford, Connecticut

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
VOTE YOUR SHARES USING ONE OF THE METHODS OUTLINED IN THE PROXY STATEMENT
AS PROMPTLY AS POSSIBLE. SEE “VOTING PROCEDURES” IN THE ACCOMPANYING PROXY
STATEMENT FOR FURTHER DETAILS. IF YOU DO ATTEND THE MEETING, YOU MAY, IF
YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Table of Contents

Page

VOTING PROCEDURES	7

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

PROPOSAL 1 – ELECTION OF DIRECTORS	12

CORPORATE GOVERNANCE	17

EXECUTIVE COMPENSATION	28

PROPOSAL 2 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION	58

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60

PROPOSAL 4 –APPROVAL OF ADOPTION OF THE AMENDED 2006 LONG-TERM INCENTIVE PLAN	61

AUDIT COMMITTEE	72

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	73

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING	74

OTHER MATTERS	74

ADDITIONAL INFORMATION	74

HOUSEHOLDING	75

APPENDIX A	A-1

THE PROVIDENCE SERVICE CORPORATION
700 Canal St., Third Floor

Stamford, CT 06902

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The Providence Service Corporation, a Delaware corporation, for use at the 2016 Annual Meeting of Stockholders of the Company, to be held at 700 Canal St., Stamford, CT 06902, at 8:00 a.m. (local time) on July 27, 2016, and at any adjournments, postponements or reschedulings of the meeting, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board’s proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

As is the practice of many other companies, the Company is now providing proxy materials by a “notice and access” process through the Internet. Those stockholders who wish to receive paper proxy materials may request them. This Proxy Statement and accompanying proxy will be mailed to Company stockholders who request paper proxy materials on or about June 17, 2016.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on June 7, 2016 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments, postponements or reschedulings thereof. On the Record Date, there were 14,826,760 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and 803,412 shares of the Company’s Series A convertible preferred stock, par value $0.001 per share (“Preferred Stock”), outstanding, which, on an as-converted basis, represented 2,014,574 shares of Common Stock. The Common Stock and Preferred Stock are the only outstanding classes of capital stock of the Company with voting rights, and the Common Stock and the Preferred Stock vote together as a single class. Each share of Common Stock is entitled to one vote, and each share of Preferred Stock is entitled to that number of votes equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Preferred Stock are convertible as of the close of business on the Record Date. As of the Record Date, each share of outstanding Preferred Stock was convertible into approximately 2.51 shares of Common Stock.

Sending in a signed proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person since the proxy is revocable. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting or voted by internet or telephone, and which have not been revoked, will, unless otherwise directed by the stockholder, and other than with respect to broker non-votes, as discussed below, be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A stockholder may revoke his or her proxy at any time before it is voted by following the instructions under “Voting Procedures—Changing or Revoking Your Vote.”

The principal executive offices of the Company are located at 700 Canal St., Third Floor, Stamford, CT 06902, and the telephone number of the Company is (520) 747-6600. References to the “Company”, “Providence”, “we”, “us” or “our” mean The Providence Service Corporation.

VOTING PROCEDURES

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock (on an as-converted basis) will constitute a quorum for the transaction of business at the Annual Meeting. All shares of Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, will be counted in determining the presence of a quorum. Withheld votes, abstentions and broker non-votes (i.e., when a nominee holding shares of Common Stock or Preferred Stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner) will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

A holder of Common Stock is entitled to cast one vote for each share of Common Stock held of record on the Record Date on all matters to be considered at the Annual Meeting. A holder of Preferred Stock is entitled to that number of votes equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Preferred Stock are convertible as of the close of business on the Record Date. As of the Record Date, each share of outstanding Preferred Stock was convertible into approximately 2.51 shares of Common Stock.

Under our amended and restated bylaws, in an uncontested election, to be elected, a director nominee must receive a majority of the votes cast in the election of directors at the Annual Meeting. Approval of any other proposal, including the amendments to The Providence Service Corporation 2006 Long-Term Incentive Plan (the “2006 Plan”), will require the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not considered votes cast with respect to the election of directors and thus will have no effect on the election of directors. Abstentions are considered present and entitled to vote on the other proposals and will have the same legal effect as votes against any such proposal. Broker non-votes are not considered entitled to vote and will not count as votes against any proposal at the Annual Meeting. Cumulative voting is not permitted.

If you hold your shares in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), absent instructions from you, your broker may vote your shares on the ratification of the appointment of KPMG LLP, or KPMG, as the independent registered public accounting firm of the Company for the 2016 fiscal year, but may not vote your shares on the election of directors, the non-binding advisory vote to approve named executive officer compensation, or the approval of the adoption of the Amended 2006 Plan (as defined below). If you do not provide voting instructions on these items to your broker, your shares will count as broker non-votes with respect to these matters. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

In addition to voting in person by ballot at the Annual Meeting, if you are a registered stockholder (that is your stock is registered in your name), you may vote by mail, Internet or telephone.

Voting by Mail. To vote by mail, please sign, date and return to the Company as soon as possible the accompanying proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described below, you need not also mail a proxy to the Company.

Voting by Internet or Telephone. If you are a registered stockholder (that is, if your stock is registered in your name), you may also vote by Internet or telephone by following the instructions included with your proxy card. The deadline for registered stockholders to vote by the Internet or telephone is 11:59 p.m., Eastern Daylight Time, on July 26, 2016. You are encouraged to vote electronically by Internet or telephone.

Set forth below is a summary of these two voting methods, which registered stockholders may utilize to submit their votes.

Vote by Internet www.envisionreports.com/PRSC. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you log in. You will be prompted to enter your Control Number(s) which is located on your proxy card and then follow the directions given to obtain your records and create a voting instructions form.

Vote by Telephone 1-800-652-8683. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your proxy card and then follow the directions given.

If you vote by Internet or telephone, you do not need to return your proxy card. Please note that although there is no charge to you for voting by Internet or telephone, there may be costs associated therewith such as usage charges from Internet access providers and telephone companies. The Company does not cover these costs; they are solely your responsibility.

If your shares are held in street name, please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by Internet or telephone.

Voting at the Meeting. You may vote in person at the Annual Meeting. If you want to vote by ballot at the Annual Meeting and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the meeting, you are encouraged to submit a proxy or vote by Internet or telephone to ensure that your vote is timely received and counted.

Changing or Revoking Your Vote. After voting, you may change your vote one or more times by completing and returning a new proxy to the Company, by voting again by Internet or telephone as described in this Proxy Statement, or by voting in person at the Annual Meeting. Only the last vote timely received by the Company will be counted. You may request a new proxy card from the Company’s Corporate Secretary at the address below. You may revoke a proxy before its exercise by filing written notice of revocation with the Company’s Corporate Secretary at 700 Canal St., Third Floor, Stamford, CT 06902 before the Annual Meeting. In addition, if you are permitted to vote by Internet or telephone you may change your vote electronically by Internet or telephone by following the procedures described above. The last vote received chronologically will supersede any prior votes. The deadline for registered stockholders to change their vote by Internet or telephone is 11:59 p.m., Eastern Daylight Time, on July 26, 2016.

Failure to Provide Voting Instructions. Other than with respect to broker non-votes, if you submit a signed proxy card or vote by Internet or telephone, but do not indicate how you want your shares voted, the persons named in the enclosed proxy card will vote your shares of Common Stock or Preferred Stock, as the case may be:

●	“FOR” the election of the nominees, Richard A. Kerley and Christopher S. Shackelton, as Class 1 directors;

●	“FOR” the non-binding advisory vote to approve named executive officer compensation;

●	“FOR” the ratification of the appointment of KPMG as the independent registered public accounting firm of the Company to serve for the 2016 fiscal year;

●	“FOR” the proposal to approve the adoption of the Amended 2006 Plan, as more fully described in this Proxy Statement; and

●

with respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of the Company.

Solicitation of Proxies. The entire cost of soliciting proxies, including the costs of preparing, assembling and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by the Company. In addition to solicitation by mail, officers, directors or employees of the Company may solicit proxies in person or by telephone, facsimile or similar means without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Common Stock or Preferred Stock who are brokers, dealers, banks or voting trustees, or their nominees, for sending proxy materials and the Forms 10-K and 10-K/A to the beneficial owners of the shares they hold of record.

The Company is not presently aware of any matters that will be brought before the Annual Meeting, that are not reflected in the attached Notice of the Annual Meeting. If any such matters are brought before the Annual Meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of Providence’s Common Stock and Preferred Stock by (a) each stockholder known by us to own beneficially more than 5% of our outstanding voting power of Common Stock and Preferred Stock; (b) all of Providence’s directors and nominees for director, (c) all of Providence’s executive officers named in the “Summary Compensation Table” which follows, who were named executive officers on the Record Date and (d) all of Providence’s directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to the shares.

Name and Address	No. of Shares of Common Stock Beneficially Owned (1)	No. of Shares of Preferred Stock Beneficially Owned (1)	Percent of Total Voting Power (1)
Coliseum Capital Management, LLC (2)	1,968,360	765,916	23.1%
FMR LLC (3)	2,159,057	—	12.8%
BlackRock, Inc. (4)	1,261,286	—	7.5%
Renaissance Technologies LLC (5)	921,900	—	5.5%
Richard A. Kerley (6)	26,130	__	*
James M. Lindstrom (7)	13,519	—	*
Kristi L. Meints (8)	65,791	1,000	*
Leslie V. Norwalk	—	—	*
Christopher S. Shackelton (9)	1,968,360	765,916	23.1%
David Shackelton (10)	61,319	190	*
Justina Uzzell	—	—	*
All directors and executive officers as a group (10 persons)(11)	2,135,869	767,106	24.1%

__________________

*	Less than 1%

(1)

The securities “beneficially owned” by each stockholder are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC. Accordingly, they may include securities to which the stockholder has or shares voting or investment power or has the right to acquire within 60 days of the Record Date. Beneficial ownership may be disclaimed as to certain of the securities. As of the Record Date there were 14,826,760 shares of the Common Stock outstanding, and 803,412 shares of Preferred Stock outstanding, which, on an as-converted basis, represents 2,014,574 shares of Common Stock. The Common Stock and Preferred Stock are the only outstanding classes of capital stock of the Company with voting rights, and the Common Stock and the Preferred Stock vote together as a single class. Each share of Common Stock is entitled to one vote, and each share of Preferred Stock is entitled to that number of votes equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Preferred Stock are convertible as of the close of business on the Record Date. As of the Record Date, each share of outstanding Preferred Stock was convertible into approximately 2.51 shares of Common Stock.

(2)

This information is based on ownership information reported in the Schedule 13D/A filed on March 17, 2015 with the SEC by Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Coliseum Capital Partners II, L.P. (“CCP2”), Coliseum Capital Co-Invest, L.P. (“CCC”), Adam Gray and Christopher S. Shackelton (Metro Center, 1 Station Place, 7th Floor South, Stamford, CT 06902) and on the Form 4 filed by the same entities and individuals on March 22, 2016. Based on information available in the Schedule 13D/A and Form 4, the shares are held directly by (a) CCP, an investment limited partnership of which CC is general partner and for which CCM, a Delaware limited liability company (“CCM”), serves as investment adviser, (b) CCP2, an investment limited partnership of which CC is general partner and for which CCM serves as investment adviser, and (c) a separate account investment advisory client of CCM (the “Separate Account”). Christopher S. Shackelton, the Chairman of our Board, and Adam Gray are managers of and have an ownership in each of CCM and CC and may be deemed to have an indirect pecuniary interest in the shares held by CCP, CCP2 and the Separate Account due to CCM’s right to receive performance-related fees from the Separate Account and CC’s right to receive performance-related fees from CCP and CCP2. Each of Christopher S. Shackelton, Adam Gray, CCP, CCP2, the Separate Account, CC, CCM and CCC disclaims beneficial ownership of these securities except to the extent of that person’s own pecuniary interest therein.

(3)	This information is based on the Schedule 13G/A filed by FMR LLC (245 Summer Street, Boston, Massachusetts 02210) with the SEC on February 12, 2016.

(4)	This information is based on the Schedule 13G/A filed by BlackRock, Inc. (55 East 52nd Street, New York, NY 10055) with the SEC on January 27, 2016.

(5)

This information is based on the Schedule 13G/A filed by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation (800 Third Avenue, New York, New York 10022) with the SEC on February 11, 2016.

(6)	Includes 25,463 shares of Common Stock held by Mr. Kerley and 667 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.

(7)	Includes 13,519 shares of Common Stock held by Mr. Lindstrom.

(8)	Includes 41,978 shares of Common Stock held by Ms. Meints and 23,813 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.

(9)

Includes shares of Common Stock and Preferred Stock held by CCP, CCP2 and a separate account managed by CCM (for additional information see (2) above). Mr. Christopher Shackelton disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(10)	Includes 11,319 shares of Common Stock held by Mr. David Shackelton and 50,000 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.

(11)	Includes 2,061,389 shares of Common Stock and 74,480 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Company’s second amended and restated certificate of incorporation, as amended, provides that the number of directors be between four and eleven, as determined by the Board. The Board is divided into three classes, approximately equal in size, serving staggered three year terms. Each class must be as nearly equal in size as possible. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election or until their successors have been duly elected and qualified, or until the earlier of their death, resignation or removal.

Under the Company’s amended and restated bylaws, to be elected in an uncontested election, a director nominee must receive a majority of the votes cast. In an uncontested election, the incumbent director nominee must submit an irrevocable resignation that is subject to (i) that director receiving less than a majority of the votes cast in the uncontested election, and (ii) acceptance of the resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. In the event an incumbent director does not receive a majority of the votes cast in an uncontested election, the Nominating and Governance Committee will make a recommendation to the full Board as to whether to accept or reject the resignation or whether other action should be taken. The full Board is required to act on the Nominating and Governance Committee’s recommendation no later than 90 days following certification of the stockholder vote. If any incumbent director does not receive a majority of the votes cast, the Board will publicly disclose its decision regarding accepting or not accepting a resignation within four business days of reaching its decision.

The Board proposes the election of Richard A. Kerley and Christopher S. Shackelton as Class 1 directors. The director nominees were nominated by the Company’s Nominating and Governance Committee, which nomination was confirmed by the Board. Each nominee has consented to serving as a nominee for election to the Board, to being named in the Proxy Statement and to serving as a member of the Board if elected by the Company’s stockholders. Information regarding each nominee is set forth below.

The Board of Directors has no reason to believe that the Board’s nominees are unable to serve or will not serve if elected. If for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Nominating and Governance Committee of our Board of Directors may designate a substitute nominee, in which event the shares represented by proxies returned to us will be voted for such substitute nominee. If the Nominating and Governance Committee designates a substitute nominee, we will file an amended proxy statement that, as applicable, identifies the substitute nominee, discloses that such nominee has consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee required by the applicable rules promulgated by the SEC.

If elected, Richard A. Kerley and Christopher S. Shackelton are each expected to serve until the 2019 annual meeting of stockholders or until his successor is duly elected and qualified. Richard A. Kerley and Christopher S. Shackelton are presently directors of the Company.

Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of a nominee to serve, for the election of such other person as the Board may recommend in the place of such nominee to fill the vacancy.

The Board unanimously recommends that the stockholders vote “FOR” election of Richard A. Kerley and Christopher S. Shackelton as directors of the Company for the ensuing term.

The following table sets forth certain information with respect to the current directors and the director nominees as of the Record Date.

Name	Age	Class	Term Expires	Audit	Compensation	Nominating and Governance
Richard A. Kerley †	66	1	2016	X	X	X
James M. Lindstrom	43	2	2017
Kristi L. Meints	62	3	2018	X	X	X
Leslie V. Norwalk	50	2	2017	X	X	X
Christopher S. Shackelton *†	36	1	2016

_______________

X = Current Committee Member; * = Chairman of the Board; † = Director Nominee

The process undertaken by the Nominating and Governance Committee in selecting qualified director candidates is described below under “Corporate Governance—Director Nomination Process—Director Nominee Selection Process”. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in each director’s biography.

Director Nominees

Richard A. Kerley has served as our director since May 2010 and chairperson of the Compensation Committee since March 2011. Mr. Kerley also serves on our Audit and Nominating and Governance Committees. Mr. Kerley served as the Senior Vice President, Chief Financial Officer and member of the board of directors of Peter Piper, Inc., a privately-held pizza and entertainment restaurant chain, from November 2008 to December 2014, when he retired. From July 2005 to October 2008, Mr. Kerley served as the Chief Financial Officer of Fender Musical Instruments Corporation. From June 1981 to July 2005, Mr. Kerley was an audit partner with Deloitte & Touche LLP. Prior to becoming a partner at Deloitte & Touche, Mr. Kerley served as an audit manager and staff accountant from August 1971 to June 1981. Mr. Kerley also serves on the board and is the lead director of The Joint Corporation, a publicly traded operator, manager and franchisor of chiropractic clinics. He received a bachelor of business administration degree in accounting from Marshall University in 1971.

Mr. Kerley is a senior financial executive with experience in a variety of operational issues, financial budgeting, planning and analysis, capital investment decisions, mergers and acquisitions, operational and financial controls, internal and external reporting, financings and public offerings and filings with the SEC. Mr. Kerley’s strong financial background provides the Board with financial expertise, including an understanding of financial statements, finance, capital investing strategies and accounting.

Christopher S. Shackelton was appointed Chairman in November 2012, and has served as a director since July 2012. Until June 1, 2015, he served as a member of the Audit, Compensation and Nominating and Governance Committees. Mr. Shackelton is a Managing Partner at Coliseum Capital Management, LLC, an investment firm that he co-founded in January 2006. Previously, Mr. Shackelton worked at Watershed Asset Management and Morgan Stanley & Co. Mr. Shackelton also serves on the boards of LHC Group Inc., a nursing care company, BioScrip Inc., an infusion services company and Advanced Emissions Solutions Inc., a clean energy technology company. Mr. Shackelton was previously Chairman of Rural/Metro Corp, an emergency ambulance company, from December 2010 to June 2011 and served on the board of Interstate Hotels Inc., a global hotel management company from February 2009 through March 2010. Mr. Shackelton is actively involved in multiple charitable organizations, including as Chairman of The Connecticut Open. Mr. Shackelton received a bachelor’s degree in Economics from Yale College in 2001.

Mr. Shackelton’s experience creating stockholder value for a wide range of companies provides the Board with valuable business leadership and strategic focus. Mr. Shackelton brings financial, investing and accounting experience from other public company boards on which he led mergers and acquisitions, financings, restructurings and other initiatives. Furthermore, Mr. Shackelton’s in-depth knowledge of the healthcare industry is particularly beneficial to the Board.

Directors

James Lindstrom was appointed to serve as our director, Chief Executive Officer and President, effective August 6, 2015. From January 2015 until his appointment as director, Chief Executive Officer and President, Mr. Lindstrom served as our Executive Vice President and Chief Financial Officer. Before joining the Company, he served as Chairman of the Board, President and Chief Executive Officer of Integrated Electrical Services, Inc., or IES, a provider of industrial products and infrastructure services from October 2011 through January 2015. He also served as President and Chief Executive Officer of IES since October 2011 and previously served as Interim President and Chief Executive Officer of IES since June 2011, and as a member of the Board of Directors of IES since May 2010 and Chairman of the Board since February 2011. Over a 20 year-career, Mr. Lindstrom has led or invested in major turnarounds and companies experiencing strategic transformations in a variety of industries, including the financial services, energy, business services and manufacturing industries. Prior to joining IES, Mr. Lindstrom was employed by Tontine Associates, LLC, a private investment fund and an affiliate of IES's majority stockholder, from January 2006 until October 2011. From 2003 to 2006, Mr. Lindstrom was Chief Financial Officer of Centrue Financial Corporation, a regional financial services company and had prior experience in private equity, investment banking and operations and has served on multiple private and public boards of directors. He received his BA from Colby College and his MBA from the Tuck School of Business at Dartmouth.

Mr. Lindstrom is qualified to serve on the Board due to his extensive experience in public and private investing, prior executive roles and the knowledge and experience he brings as the Company’s Chief Executive Officer.

Kristi L. Meints has served as our director and chairperson of the Audit Committee since August 2003. Ms. Meints also serves on our Compensation and Nominating and Governance Committees. From January 2005 to December 2009, when she retired, and from August 1999 until September 2003, Ms. Meints served as Vice President and Chief Financial Officer of Chicago Systems Group, Inc. (now known as CSG Government Solutions, Inc.), a technology consulting firm based in Chicago, Illinois. Prior to joining Chicago Systems Group, Inc., Ms. Meints served as Chief Financial Officer of Peter Rabbit Farms, a vegetable farming business in Southern California. From January 1998 until August 1999, she was an independent financial consultant serving as Chief Financial Officer for Cordon Corporation, a start-up services company. Ms. Meints was group finance director for Avery Dennison Corporation, a New York Stock Exchange listed company that is a multi-national manufacturer of consumer and industrial products, from March 1996 until December 1997. From February 1977 until June 1995, she held a variety of financial positions at SmithKline Beecham Corporation, including as director of finance, worldwide manufacturing animal health products; and as manager of accounting and budgets for Norden Laboratories, Inc., one of its wholly owned subsidiaries. She received a bachelor’s degree in accounting from Wayne State College in 1975 and a master’s degree in business administration from the University of Nebraska in 1984.

Ms. Meints’ strong financial and operational background, including her experience as Chief Financial Officer of Chicago Systems Group, Inc. and Peter Rabbit Farms and senior finance positions at Avery Dennison Corporation and SmithKline Beecham Corporation, provides financial expertise to the Board, including an understanding of financial statements, budgeting, operational and corporate finance and accounting.

Leslie V. Norwalk was appointed to serve as our director and a member of the Audit, Compensation and Nominating and Governance Committees on November 5, 2015 and has served as chairperson of the Nominating and Governance Committee since December 2015. Since September 2007, Ms. Norwalk has served as Strategic Counsel to Epstein Becker & Green, P.C. From 2001 to 2007, Ms. Norwalk served the Bush Administration in the Centers for Medicare & Medicaid Services (CMS). From 2006 to 2007, she was the Acting Administrator, where she managed the operations of federal health care programs, including Medicare and Medicaid. For the four years prior to that position, she was the agency's Deputy Administrator. Prior to serving the Bush Administration, Ms. Norwalk practiced law with Epstein Becker & Green, P.C. where she advised clients on a variety of healthcare policy matters. She also served the first Bush administration in the White House Office of Presidential Personnel and the Office of the U.S. Trade Representative. Ms. Norwalk is currently a director on the public company boards of NuVasive Inc., Press Ganey Holdings, Inc. and Endologix, Inc. She also serves as an Advisor to Warburg Pincus, Enhanced Equity and Peloton Equity. She earned a J.D. from George Mason University School of Law and a bachelor's degree from Wellesley College.

Ms. Norwalk’s significant healthcare regulatory and policy expertise, including her experiences with the Bush Administration on Medicare and Medicaid matters, provides needed industry expertise to the Board. Ms. Norwalk will be able to help guide the Company’s strategy as the healthcare regulatory environment continues to evolve. She also provides additional independent leadership to the Board in compliance with The Nasdaq Stock Market LLC’s (“NASDAQ”) listing requirements.

Non-director Executive Officers

The following is a brief summary of the background of each executive officer who is not a director as of the Record Date:

David Shackelton, 30, was appointed to serve as Chief Financial Officer on October 1, 2015. Prior to his appointment, Mr. Shackelton served as our Interim Chief Financial Officer from August through October 2015 and Head of Corporate Development, joining the Company in February 2014. Prior to joining Providence, Mr. Shackelton was a private equity investment professional at Mill Road Capital from June 2013 to February 2014 and The Blackstone Group from July 2008 to July 2011. From July 2011 to June 2013, Mr. Shackelton attended Stanford Graduate School of Business. Mr. Shackelton has a BA from Yale University and a MBA from Stanford Graduate School of Business.

Justina Uzzell, 37, was appointed to serve as Senior Vice President and Chief People Officer, effective March 9, 2014. Ms. Uzzell’s prior experience was at Banner Health where she spent almost 15 years from May 1999 through February 2014 providing various levels of human resources leadership, including her most recent position as Chief Human Resource Officer serving from March 2009 to March 2014. Prior to that, Ms. Uzzell was accountable for all of the human resources functions and business operations at two of Banner Health’s hospitals. Ms. Uzzell holds a B.B.A. in business management from the University of Phoenix and her MBA from Grand Canyon University. She is a member of the American College of Healthcare Executives, Society of Human Resource Management and American Society for Healthcare Human Resources Association. She holds the credential of Senior Human Resources Professional (SPHR) from The Society of Human Resources.

Matthew Umscheid, 45, joined Providence as Senior Vice President of Strategic Services in November 2015 and became an executive officer in April 2016. Prior to joining Providence, Mr. Umscheid was with Parthenon Capital Partners from April 2007 to November 2015, where most recently he served as Director, Strategy and Implementation. Mr. Umscheid led multiple value creation projects within healthcare services, including portfolio company strategy and operational improvement, carve outs, merger integration and business intelligence. Mr. Umscheid has served on the boards of Parthenon healthcare services companies as well as worked as an advisor and board observer for multiple financial and business services companies. Prior to joining Parthenon Capital Partners in 2007, Mr. Umscheid was Manager and Consultant with L.E.K. Consulting. Mr. Umscheid has an MBA from Tuck School of Business, Dartmouth College and a BS in Civil Engineering from University of Notre Dame.

William Severance, 49, was appointed to serve as Chief Accounting Officer, effective February 1, 2016, and became an executive officer in April 2016. Prior to joining the Company, Mr. Severance served as the Chief Accounting Officer of the Gilt Groupe, a pioneer in e-commerce in the U.S., from 2010 to January 2016. Prior to that, he served in various roles for Travelport Limited, a global travel commerce platform providing distribution and technology solutions to the travel industry, from 2005 to 2009; and IAC/InterActiveCorp, a leading media and Internet company, from 1999 to 2005. Mr. Severance also worked for 11 years for Ernst and Young LLP in the Atlanta, New York and Hamburg, Germany offices. He holds a B.S. in Accounting from Louisiana State University and is a member of the Georgia Society of CPA’s and American Institute of CPA’s.

Sophia Tawil, 38, joined the Company as Senior Vice President, General Counsel, Chief Compliance Officer and Secretary on April 25, 2016. Prior to joining the Company, Ms. Tawil worked at Cravath, Swaine & Moore LLP as a Senior Attorney since December 2014, and as a Corporate Associate from September 2006 to December 2014. Ms. Tawil received a BA from Barnard College, Columbia University and a J.D. from University of Pennsylvania Law School.

David Shackelton, the Company’s Chief Financial Officer, and Christopher Shackelton, the Company’s Chairman, are brothers.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

As part of the changes in management and Board composition on November 19, 2012, the Board reviewed its leadership structure and determined to separate the roles of Chief Executive Officer, or CEO, and Chairman of the Board between two individuals. The Board believes this leadership structure is appropriate because it strengthens the Board’s independence and enables the Chief Executive Officer to focus on the management of our business.

Independence of the Board

The Board believes that independence depends not only on our director’s individual relationships, but also on the Board’s overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under our corporate governance guidelines, the Board, with the assistance of legal counsel and the Nominating and Governance Committee, uses the current standards for “independence” established by NASDAQ to evaluate any material relationship a director may have with Providence to determine director independence. A director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with Providence or any subsidiary in the consolidated group other than as a director of another board of directors of one of our consolidated subsidiaries. Any relationship that falls below a threshold set forth by the standards for “independence” established by NASDAQ and our corporate governance guidelines, or is not required to be disclosed under Item 404(a) of Regulation S-K, is automatically deemed to be an immaterial relationship. Our Board has affirmatively determined that Mr. Kerley, Ms. Meints and Ms. Norwalk are independent directors.

The Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through attendance at committee meetings or committee reports about such risks. In addition, members of senior management regularly provide reports to the Board about their respective areas of responsibility and any risks thereof. These reports include actions taken by senior management to monitor and control such risks.

Compensation Risks

Prudent risk management is necessary to deliver long-term, sustainable shareholder value. The Compensation Committee believes that the Company’s executive compensation program supports the objectives described above without encouraging inappropriate or excessive risk-taking. In reaching this conclusion, the Compensation Committee considered in particular the following attributes and risk mitigation features of our compensation program.

●	Our program’s emphasis on long-term, equity-based compensation discourages risk-taking that produces short-term results at the expense of building long-term shareholder value;
●	The maximum payout levels for bonuses and equity-based compensation are capped by the Compensation Committee or are tied to multi-year performance levels designed to support the Company’s strategy;

●

We cap the payment amounts under our annual cash incentive compensation plan and the number of shares that a participant may earn under our Holdco LTI plan, and the Committee can exercise negative discretion to reduce annual cash incentive compensation payments; and

●	The Committee uses an independent compensation consultant that performs no other services for Providence.

Communication with the Board

Stockholders may communicate with the Board as a whole, the non-management directors or any individual director, by sending a letter to The Providence Service Corporation, c/o Corporate Secretary, 700 Canal St., Third Floor, Stamford, CT 06902. In the letter, the stockholder must identify him or herself as a stockholder of Providence. The Corporate Secretary may require reasonable evidence that the communication is being made by or on behalf of a stockholder before the communication is transmitted to the individual director or to the Board as a whole. Depending on the subject matter, the Corporate Secretary will either (i) promptly forward to the Chairman of the Audit Committee and the General Counsel any communication alleging legal, ethical or compliance issues by management or any other matter deemed by the Corporate Secretary to be potentially material to the Company or (ii) not forward to the Board, any committee or any director, any communications of a personal nature or not related to the duties of the Board, including, without limitation, junk mail and mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, opinion survey polls or any other communications deemed by the Corporate Secretary to be immaterial to the Company.

Meetings of the Board of Directors and Committees

During 2015, the Board held 18 meetings, the Audit Committee held eight meetings, the Compensation Committee held eight meetings and the Nominating and Governance Committee held six meetings. During 2015, all directors attended at least 75% of all of the meetings of the Board held during the period for which he or she was a director and at least 75% of the meetings of each committee of the Board held during the period in which he or she served on such committee.

Members of the Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2015. Additionally, the independent members of the Board met in executive session regularly without the presence of management.

The Board has an internal policy that all of the directors should attend the annual meeting of stockholders, absent exceptional cause. All directors attended the 2015 annual meeting of stockholders.

Committees of the Board of Directors

The Board has three separately-designated standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each as described below. As announced on May 11, 2015, the Company’s then Chief Executive Officer, Warren Rustand, stepped down from his role as Chief Executive Officer and director, and the Company’s chairman, Christopher Shackelton, assumed the role of Chief Executive Officer on an interim basis until a replacement was named, each effective June 1, 2015. Additionally, Mr. Shackelton stepped down from each of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee. As a result, the Company was not in compliance with the “three independent member audit committee” requirement of NASDAQ Listing Rule 5605(c)(2)(A), relied on the cure period provision of NASDAQ Listing Rule 5605(c)(4)(B) and notified NASDAQ of this fact. The Company appointed Ms. Norwalk to serve as an additional independent director on the Board and each committee, including the Audit Committee, on November 4, 2015. Therefore, the Company regained compliance prior to the end of the cure period provided by NASDAQ’s rules.

Prior to Christopher Shackelton stepping down from each of the committees on June 1, 2015, the Board had determined that he was an “independent director” for both board and committee purposes under applicable NASDAQ standards. Christopher Shackelton is a Managing Partner of Coliseum Capital Management, LLC, which owns approximately 13.3% of the Company’s outstanding Common Stock and approximately 95.3% of the Company’s outstanding Preferred Stock as of the Record Date. In accordance with the independence requirements for Audit Committee service set forth by the applicable NASDAQ standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board considered this ownership in assessing Christopher Shackelton’s independence and concluded that it did not render Mr. Shackelton an affiliated person of the Company and, therefore, that he met the independence standard for Audit Committee service during his term on the Audit Committee.

Audit Committee. The Audit Committee is currently composed of Ms. Meints (Chairperson), Ms. Norwalk, and Mr. Kerley. Christopher Shackelton was a member of the Audit Committee until he stepped down effective June 1, 2015, when he assumed the role of Interim Chief Executive Officer. Ms. Norwalk joined the Audit Committee on November 4, 2015. The primary function of our Audit Committee is to assist our Board of Directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including review of our financial reports and other financial information, our system of internal accounting controls, our compliance with legal and regulatory requirements, the qualifications and independence of our independent auditors and the performance of our internal audit staff and independent auditors. Our Audit Committee has sole authority to appoint, retain, compensate, evaluate and terminate our independent auditors and to approve all engagement fees and terms for our independent auditors.

The Board has determined that each member of the Audit Committee is independent as defined by the applicable NASDAQ listing standards and Rule 10A-3 of the Exchange Act. The Board has determined that Ms. Meints and Mr. Kerley are each an “audit committee financial expert” as defined under Item 407 of Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Kerley (Chairperson), Ms. Meints and Ms. Norwalk. Christopher Shackelton was a member of the Compensation Committee until he stepped down effective June 1, 2015, when he assumed the role of Interim Chief Executive Officer. Ms. Norwalk joined the Compensation Committee on November 4, 2015.

The primary function of our Compensation Committee is to assist our Board of Directors in discharging its responsibilities relating to compensation of our executives. These responsibilities include reviewing our general compensation philosophy for executive officers, overseeing the development and implementation of compensation programs for executive officers and reviewing compensation levels, including incentive and equity-based compensation, for executive officers, directors and Board committee members. Our Compensation Committee determines and approves compensation for our executive officers and administers our incentive and equity-based compensation plans. In doing so, it considers recommendations made by our Chief Executive Officer meeting in executive session with the Compensation Committee. Neither our Chief Executive Officer nor any of our other executive officers participates in our Compensation Committee’s final deliberations on compensation matters. Under its charter, the Compensation Committee may, in its discretion, form and delegate all or a portion of its authority, duties and responsibilities to one or more subcommittees. To date, the committee has not delegated any of its responsibilities.

In 2015, the Compensation Committee selected an independent compensation consultant, ClearBridge Compensation Group LLC (“ClearBridge”), to review the executive compensation programs and assist in structuring long-term incentive programs for executive and operational management. ClearBridge reports directly and solely to the Compensation Committee. ClearBridge does not provide any other services to the Company, except at the direction of the Compensation Committee. The Compensation Committee assessed the independence of ClearBridge pursuant to the applicable rules and concluded that ClearBridge’s work did not raise any conflict of interest that would prevent it from independently representing the Compensation Committee.

The Board has determined that each member of the Compensation Committee is independent as defined in applicable NASDAQ listing standards.

Nominating and Governance Committee. The Nominating and Governance Committee currently consists of Ms. Norwalk (Chairperson), Mr. Kerley (former Chairperson, from June 1, 2015 through December 11, 2015) and Ms. Meints. Christopher Shackelton was a member and the Chairperson of the Nominating and Governance Committee until he stepped down effective June 1, 2015, when he assumed the role of Interim Chief Executive Officer. Ms. Norwalk joined the Nominating and Governance Committee on November 4, 2015.

The primary functions of our Nominating and Governance Committee are to identify individuals qualified to become members of our Board of Directors, recommend to our Board a slate of director nominees for election at our next annual meeting of stockholders and develop and recommend to our Board a set of corporate governance principles. These corporate governance principles are set forth in our Corporate Governance Guidelines which can be found on our website at www.prscholdings.com and are available in print to any stockholder who requests a copy by writing to our Corporate Secretary.

The Board has determined that each member of the Nominating and Governance Committee is independent as defined in applicable NASDAQ listing standards.

The Audit, Compensation and Nominating and Governance Committees are each governed by a written charter approved by the Board. A copy of each committee’s charter is available on our website at www.prscholdings.com under “Investor Relations.” Providence intends to disclose any amendments to these charters required by the SEC or listing standards of NASDAQ at the same location on our website.

Director Nomination Process

Director Qualifications

Nominees for director are selected on the basis of outstanding achievement in their careers and other factors including: board experience; education; whether they are independent under applicable NASDAQ listing standards and the SEC rules; financial expertise; integrity; ability to make independent, analytical inquiries; understanding of the business environment; industry experience; and willingness to devote adequate time to Board and committee duties. The proposed nominee should also be free of conflicts of interest that could prevent such nominee from acting in the best interest of Providence and our stockholders. Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand Providence’s financial statements.

Director Nominee Selection Process

In evaluating potential director nominees, including those identified by stockholders, for recommendation to our Board of Directors, our Nominating and Governance Committee seeks individuals with talent, ability and experience from a wide variety of backgrounds to provide a diverse spectrum of experience and expertise relevant to a diversified business enterprise such as ours. Although we have no minimum qualifications, a candidate should represent the interests of all stockholders, and not those of a special interest group, have a reputation for integrity and be willing to make a significant commitment to fulfilling the duties of a director. Our Nominating and Governance Committee will screen and evaluate all recommended director nominees based on the criteria set forth above, as well as other relevant considerations. Our Nominating and Governance Committee will retain full discretion in considering its nomination recommendations to our Board. In identifying, evaluating and nominating individuals to serve as directors, our Board and its Nominating and Governance Committee do not rely on any preconceived guidelines or rules. Rather, our Board and its Nominating and Governance Committee believe that the Company is best served by directors with a wide range of perspectives, professional experiences, skills and other individual qualities and attributes and who come from diverse backgrounds.

To become a nominee, an incumbent director must also submit an irrevocable resignation to the Board that is contingent upon (a) that director receiving less than a majority of the votes cast in the uncontested election, and (b) acceptance of that resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. The incumbent director must also complete and submit a questionnaire with respect to his or her background and execute a written representation and agreement (the “Director/Prospective Director Agreement”).

The Director/Prospective Director Agreement requires directors and nominees to disclose certain types of voting commitments and compensation arrangements and represent that the director or nominee, if elected, would be in compliance with all applicable corporate governance, conflicts of interest, confidentiality, securities ownership and stock trading policies and guidelines of the Company, and also provides for the immediate resignation of a director if such person is found by a court of competent jurisdiction to have breached the Director/Prospective Director Agreement in any material respect.

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The Nominating and Governance Committee has the sole authority to select, or to recommend to the Board, the nominees to be considered for election as a director.

The officer presiding over the annual meeting of stockholders, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this Proxy Statement and Providence’s amended and restated bylaws. Under Providence’s amended and restated bylaws, a stockholder who desires to nominate directors for election at an annual meeting of stockholders must comply with the procedures summarized below. Providence’s amended and restated bylaws are available, at no cost, at the SEC’s website, www.sec.gov, as Exhibit 3.2 to Providence’s Annual Report on Form 10-K filed with the SEC on March 12, 2010, or upon the stockholder’s written request directed to the Company’s General Counsel at the address given in the paragraph below. See “—Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

According to Providence’s amended and restated bylaws, nominations by stockholders for directors to be elected at a meeting of stockholders which have not previously been approved by the Board must be submitted to our Corporate Secretary in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, at 700 Canal St., Third Floor, Stamford, CT 06902, not earlier than the close of business on the 120th calendar day, and not later than the close of business on the 60th calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 calendar days earlier or more than 60 calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received no earlier than the close of business on the 120th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 60th calendar day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 70 calendar days prior to the date of such annual meeting, the 10th calendar day following the day on which public disclosure of the date of such annual meeting is first made by the Company.

Each notice of nomination is required to set forth:

As to each person whom the stockholder proposes to nominate for election or reelection as a director:

●	the name, age, business address and residence address of such person;

●	the principal occupation and employment of such person;

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the class and series and number of shares of each class and series of capital stock of the Corporation which are owned beneficially or of record by such person (which information shall be supplemented not later than ten (10) calendar days after the record date for the meeting to disclose such ownership as of the record date);

●	such person’s executed written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

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all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section), and the rules and regulations promulgated thereunder;

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a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such person being nominated, on the one hand, and the stockholder and any Stockholder Associated Person, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination and any Stockholder Associated Person were the “registrant” for purposes of such rule and the person being nominated were a director or executive officer of such registrant. A “Stockholder Associated Person” is, with respect to any stockholder, (a) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (b) any beneficial owner of shares of Common Stock of the Company owned of record or beneficially by such stockholder, and (c) any person controlling, controlled by or under common control with such Stockholder Associated Person; and

●	a questionnaire regarding his or her background and an executed Director/Prospective Director Agreement.

As to the stockholder giving the notice:

●	the name and record address, as they appear on the Company’s stock ledger, of such stockholder and the name and address of any Stockholder Associated Person;

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(a) the class, series and number of shares of each class and series of capital stock of the Company which are, directly or indirectly, owned beneficially and/or of record by such stockholder or any Stockholder Associated Person, documentary evidence of such record or beneficial ownership, and the date or dates such shares were acquired and the investment intent at the time such shares were acquired, (b) any derivative instrument (as defined in the amended and restated bylaws) directly or indirectly owned beneficially by such stockholder or any Stockholder Associated Person and any other direct or indirect right held by such stockholder or any Stockholder Associated Person to profit from, or share in any profit derived from, any increase or decrease in the value of shares of the Company, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of any security of the Company, (d) any short interest (as defined in the amended and restated bylaws) indirectly or directly held by such stockholder or any Stockholder Associated Person in any security issued by the Company, (e) any rights to dividends on the shares of the Company owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Company, (f) any proportionate interest in shares of the Company or derivative instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (g) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Company or derivative instruments, if any, as of the date of such notice, including without limitation, any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household (which information, in each case, must be supplemented by such stockholder and any Stockholder Associated Person not later than ten (10) calendar days after the record date for the meeting to disclose such ownership as of the record date);

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a description of all arrangements or understandings between such stockholder and/or any Stockholder Associated Person and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by such stockholder;

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any material interest of such stockholder or any Stockholder Associated Person in the election of such nominee, individually or in the aggregate, including any anticipated benefit to such stockholder or any Stockholder Associated Person therefrom;

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a representation from such stockholder as to whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the person and/or (2) otherwise to solicit proxies in support of the election of such person;

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a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting, that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons named in the notice;

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whether and the extent to which any agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to any shares of the capital stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13D or other form in accordance with Section 13(d) of the Exchange Act or any successor provisions thereto and the rules and regulations promulgated thereunder; and

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any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder.

In the event that a special meeting of stockholders is called for the election of directors, a stockholder’s nomination must be delivered to the Company not earlier than the close of business on the 120th calendar day prior to the date of the special meeting and not later than the close of business on the later of the 60th calendar day prior to the date of the special meeting, or, if the first public disclosure made by the Company of the date of the special meeting is less than 70 days prior to the date of the special meeting, not later than the 10th calendar day following the day on which public disclosure is first made of the date of the special meeting. The stockholder submitting a notice of nomination with respect to the election of directors at a special meeting must include, in its timely notice, the same information as set forth above.

A majority of the Board may reject any nomination by a stockholder not timely made or otherwise not made in accordance with the terms of the Company’s amended and restated bylaws. If a majority of the Board reasonably determines that the information provided in a stockholders’ notice does not satisfy the informational requirements in any material respect, the Corporate Secretary will promptly notify such stockholder of the deficiency in writing. The stockholder will then have an opportunity to cure the deficiency by providing additional information to the Corporate Secretary within such period of time, not to exceed ten (10) days from the date such deficiency notice is given to the stockholder, as a majority of the Board reasonably determines. If the deficiency is not cured within such period, or if a majority of the Board reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements in any material respect, then a majority of the Board may reject such stockholder’s nomination.

Compensation of Non-Employee Directors

As compensation for their service as directors of the Company in 2015, each non-employee member of the Board received an $85,000 annual retainer. For service as committee Chairs, the Chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee each received an additional retainer of $35,000. For service as Chairman of the Board, the Chairman of the Board received an additional retainer of $40,000. Payment of the annual stipends was made on a monthly basis in advance of each month of service. On March 18, 2015, Mr. Kerley and Ms. Meints were each awarded 4,000 shares of restricted stock under the 2006 Plan, which vest in three equal installments on the first, second and third anniversaries of the date of grant. On March 18, 2015, Coliseum Capital Partners, L.P. was granted 4,000 stock equivalent units, which vest in three equal installments on the first, second and third anniversaries of the date of grant in lieu of an award to Christopher Shackelton as further discussed in note (4) to the table below. Upon her appointment to the Board, on November 4, 2015, Ms. Norwalk was awarded 627 shares of restricted stock under the 2006 Plan, which also vest in three equal installments on the first, second and third anniversaries of the date of grant. Except for certain expense reimbursement noted below, no additional payments were made to non-employee members for participating in Board and committee meetings.

Non-employee directors are also reimbursed for reasonable expenses incurred in connection with attending meetings of the Board and meetings of Board committees.

2015 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)		Stock Awards (1)(2) ($)	Option Awards ($)	Total ($)
Richard Kerley*	138,535		208,120	-	346,655
Kristi L. Meints*	120,717	(3)	208,120	-	328,837
Leslie V. Norwalk*	15,162		32,491	-	47,653
Christopher S. Shackelton (4)	139,591		208,120	-	347,711

*	Committee Chair at December 31, 2015

(1)

Represents the aggregate grant date fair value of the stock and stock equivalent units granted in 2015. The aggregate grant date fair value of the restricted stock was computed in accordance with the Financial Accounting Standards Board’s, or FASB Accounting Standards Codification (“ASC”) Topic 718-Compensation-Stock Compensation, or ASC 718. For a discussion of valuation assumptions, see Note 13, Stock-Based Compensation and Similar Arrangements, of our Annual Report on Form 10-K for the year ended December 31, 2015. Other than the 8,297 shares of restricted stock awarded to Mr. Kerley and Ms. Meints in 2013 and 2014, the 4,000 shares of restricted stock awarded to Mr. Kerley and Ms. Meints in 2015, and the 627 shares of restricted stock award to Ms. Norwalk in 2015, there were no other stock awards outstanding as of December 31, 2015 that were previously granted to the non-employee members of the Board. As of December 31, 2015, two-thirds of the 12,500 shares of restricted stock granted in 2013 were vested, one-third of the 6,195 shares of restricted stock granted in 2014 were vested and none of the 4,000 or 627 tranches of shares of restricted stock granted in 2015 were vested. In respect of Mr. Shackelton’s Board service, none of the stock equivalent units granted in 2015 were vested as of December 31, 2015. 10,399 stock equivalent units granted in 2013 and 2014 vested in 2015.

(2)

The following table sets forth the number of outstanding unexercised options to purchase shares of Common Stock and the associated exercise price and grant date fair value held by each non-employee director as of December 31, 2015. All outstanding options were fully vested as of December 31, 2015.

		Number of stock options
Grant Date	Exercise Price	Richard Kerley	Kristi L. Meints	Leslie V. Norwalk
1/3/07	$24.59	-	3,999	-
6/9/08	$26.14	-	10,000	-
6/14/10	$16.35	-	7,814	-
5/17/11	$14.16	667	2,000	-
	Total	667	23,813	-

(3)	Includes $717 paid to Ms. Meints in reimbursement of accompanying traveler’s expenses for travel to a Board meeting.

(4)

All of Christopher Shackelton’s compensation for service on the Board inures to the benefit of Coliseum Capital Partners, L.P. (of which Mr. Shackelton is a Managing Partner) pursuant to this entity’s policy regarding Christopher Shackelton’s service on the board of companies in which it has an equity interest. Coliseum also holds previously granted stock equivalent units in respect of Mr. Shackelton’s Board service, 133,332 of which were vested as of December 31, 2015, and 66,668 remained unvested, with an exercise price of $43.81.

Under the Company’s stock ownership guidelines, as amended, non-employee directors are expected to own shares of our Common Stock with a value equal to three times their annual stipend, subject to a grace period of three years following such director’s appointment to the Board.

Pursuant to the amended stock ownership guidelines, the following will count towards meeting the required holding level:

●	Shares held directly or indirectly;

●	Any restricted stock or stock units held under our annual equity-based compensation program (whether vested or unvested); and

●	Shares owned jointly with or in trust for, their immediate family members residing in the same household.

Compliance with the established holding level requirement as determined under the guidelines was required by December 31, 2014, subject to a grace period of three years following a director’s appointment to the Board, and will be determined and calculated as of December 31 of each year. Once the ownership requirement has been achieved, the non-employee directors are free to sell shares of our Common Stock above the required holding level. In determining whether the director meets the required holding level, the stock ownership guidelines were amended to require use of the greater of (a) the closing market share price as of the date a director is granted or purchases such shares and (b) the closing market share price on December 31 of the year the calculation is performed (or the last trading day of that year, if the markets are closed on December 31). In the event a non-employee director does not achieve his or her holding level set forth above or thereafter sells shares of our Common Stock in violation of the stock ownership guidelines, the Board will consider all relevant facts and take such actions as it deems appropriate under the circumstances. Based on the number of shares held by each of our non-employee directors as of December 31, 2015, the Compensation Committee has determined that each of our non-employee directors is in compliance with these guidelines.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Providence. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Providence with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) executive officers, directors and greater than 10% beneficial stockholders of Providence complied with applicable Section 16(a) requirements during the year ended December 31, 2015 other than Mr. Kerley and Ms. Meints who each inadvertently had one late filing of a Form 4. Mr. Kerley inadvertently filed a Form 4 on May 27, 2015 which should have been filed no later than May 22, 2015, and Ms. Meints inadvertently filed a Form 4 on February 24, 2015 that should have been filed no later than February 9, 2015.

Certain Relationships and Related Transactions

Policy Regarding Certain Relationships and Related Transactions

Pursuant to its written charter, the Audit Committee has adopted a Related Person Transaction Policy that, subject to certain exceptions, requires the Audit Committee (or the chair of the Audit Committee in certain instances) to review and either ratify, approve or disapprove all “transactions” with “related persons,” which have the meanings given to such terms in Item 404(a) of Regulation S-K.

In determining whether to approve or ratify a transaction with a related person under the policy, the Audit Committee is to consider all relevant information and facts available to it regarding the transaction and take into account factors such as the related person’s relationship to the Company and interest in the transaction (direct or indirect), the terms of the transaction and the benefits to the Company of the transaction. No director is to participate in the approval of a related person transaction for which he or she is a related person or otherwise has a direct or indirect interest.

The Audit Committee is also to review and assess ongoing related person transactions, if any, on at least an annual basis to determine whether any such transactions remain appropriate or should be modified or terminated.

Each year our directors and officers complete Directors’ and Officers’ Questionnaires, which, among other things, are designed to elicit certain information relating to transactions with the Company in which the officer or director or any immediate family member of such officer or director has a direct or indirect interest. We also make inquiries quarterly of officers and directors to identify any additional related person transactions that have arisen since the last inquiry as a means to ensure all potential transactions subject to the policy are captured. These questionnaires are reviewed by our General Counsel and any such transactions or other related person transactions are brought to the attention of the Audit Committee as appropriate.

Transaction with CBIZ Benefits and Insurance Services, Inc.

We use CBIZ Benefits and Insurance Services, Inc., or CBIZ, a subsidiary of CBIZ, Inc., to administer and consult on our self-insured employee health benefits. For 2015, CBIZ and its subsidiaries received fees, paid by Providence of approximately $436,500, and commissions of approximately $169,000, paid by third parties related to business with Providence. Eric Rustand, the son of Warren Rustand, our former Chief Executive Officer, works for CBIZ. Eric Rustand, Senior Benefits Consultant for CBIZ, is the lead consultant on the employee health benefits plans for Providence. For 2015, Eric Rustand received approximately $106,000 in compensation from CBIZ related to CBIZ's business with Providence. Warren Rustand served as a member of the Board and as Chief Executive Officer of Providence until June 1, 2015. The business relationship between Providence and CBIZ existed prior to Warren Rustand becoming a member of the Board.

Unsecured Subordinated Bridge Note and Standby Purchase Agreement

On October 23, 2014, we issued to Coliseum Capital Management, LLC and certain of its affiliates (“Coliseum”), a related party, a 14.0% Unsecured Subordinated Note in aggregate principal amount of $65,500,000 (the “Note”). Interest from the issuance date to, but excluding, the 120th day after the issuance date, was paid in cash in the amount of $3,014,795 on the issuance of the Note. Christopher Shackelton, who serves as our Chairman of the Board of Directors, is also a Managing Partner at Coliseum Capital Management, LLC. The Note was repaid in full on February 11, 2015, with the proceeds from a registered Rights Offering (“Rights Offering”) and related standby purchase commitment, which allowed all of the Company’s existing common stockholders the non-transferrable right to purchase their pro rata share of $65,500,000 of convertible preferred stock at a price of $100.00 per share, as further described below.

In connection with the anticipated Rights Offering, on October 23, 2014, the Company entered into a standby purchase agreement (the “Standby Purchase Agreement”) with Coliseum, pursuant to which Coliseum agreed to purchase, substantially simultaneously with the completion of the Rights Offering, in the aggregate, all of the available preferred stock not otherwise sold in the Rights Offering following the exercise of the subscription privileges of holders of the Company’s common stock. As consideration for entering into the Standby Purchase Agreement, on October 23, 2014, the Company paid Coliseum a fee of $2,947,000. In addition, Coliseum’s right, exercisable within 30 days following the completion of the Rights Offering, to purchase additional preferred stock valued at $15,000,000 at a price per share equal to 105% of the Subscription Price, was exercised on March 12, 2015.

Employment of David Shackelton

David Shackelton, the brother of Christopher Shackelton, the Chairman of the Board of Providence, is currently employed by the Company as Chief Financial Officer, or CFO, and reports to our Chief Executive Officer. In 2015, David Shackelton’s total compensation, including the grant date fair value of equity awards, was $3,249,337. David Shackelton’s compensation for 2015 is more fully described below in the “Summary Compensation Table” and the accompanying explanatory tables.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mr. Kerley (Chairperson), Ms. Meints and Ms. Norwalk. No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2015 was a current or former officer or employee of Providence, or engaged in certain transactions with us, which was required to be disclosed by regulations of the SEC, except as provided below. Christopher Shackelton served as a member of the Compensation Committee until his resignation from the committee and simultaneous appointment as Interim Chief Executive Officer on June 1, 2015. There were no compensation committee “interlocks” during the fiscal year ended December 31, 2015, which generally means that none of Providence’s executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a member of our Board or as a member of our Board’s Compensation Committee.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2015 with respect to our equity based compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	505,452	$34.84	1,262,626
Equity compensation plans not approved by security holders	—	—	—
Total	505,452	$34.84	1,262,626

(1)

The number of shares shown in column (a) represents the number of shares available for issuance pursuant to stock options and other stock-based awards that could be granted in the future under the 2006 Long-Term Incentive Plan, as amended.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis explains the executive compensation program for the following individuals, who are referred to as the Named Executive Officers (“NEOs”):

●	James M. Lindstrom - Chief Executive Officer and Former Chief Financial Officer

●	Christopher S. Shackelton - Former Interim Chief Executive Officer

●	Warren S. Rustand - Former Chief Executive Officer

●	David Shackelton - Chief Financial Officer

●	Robert E. Wilson - Former Chief Financial Officer

●	Michael-Bryant Hicks – Former Senior Vice President and General Counsel

●	Herman M. Schwarz – Chief Executive Officer, LogistiCare Solutions, LLC

●	Justina Uzzell – Chief People Officer

Executive Summary

Overview

Providence is a holding company, whose subsidiaries provide critical healthcare and workforce development services. The Company operates within two key industry sectors—US healthcare and global workforce development—through its three operating segments: Non-Emergency Transportation Services (LogistiCare), Workforce Development Services (Ingeus) and Health Assessment Services (Matrix). Beginning with the acquisitions of Matrix and Ingeus in 2014, we established and implemented a new business strategy where Providence became a holding company whose subsidiaries provide access to critical healthcare and workforce development services. Senior leadership, including our NEOs, continued to lead our transition towards fully implementing the holding company structure in 2015.

Our holding company strategy is designed to increase intrinsic value on a per share basis, which in turn is predicated upon the continued development and efficient delivery of critical and high quality services. Our current service offerings are based upon a common purpose of delivering exceptional value in the healthcare and workforce development service industries, primarily in a community or home setting.

In order to meet our goal of increasing shareholder value, we have established certain priorities at both the holding company and segment leadership levels. The priorities of our leadership at the holding company level include: 1) pursuing the highest standards of governance, values and compliance, 2) ensuring operating excellence by attracting, developing, and retaining empowered and accountable segment level leadership with deep industry experience, and 3) allocating capital opportunistically in markets that may be inefficient or where we have an ability to invest at a discount to intrinsic value, particularly where our experience, analysis, and long-term perspective can provide an advantage over competitors. As demonstrated in 2015 with the divestiture of our Human Services segment, we also may dispose of current or future investments based on a variety of factors, including availability of alternative opportunities to deploy capital or otherwise maximize shareholder value as well as other strategic considerations.

Organizational/People Changes

In light of our business model, our most critical asset is our people, including our holding company team that drives our capital allocation decisions and our segment leadership teams which drive operational excellence. Our strategic initiatives have necessitated several organizational changes at the holding company level.

Mr. Warren Rustand, who served as our CEO from May 7, 2013, stepped down from his position as CEO on June 1, 2015. While the Company conducted a comprehensive search for a CEO replacement, Providence’s Chairman, Mr. Christopher S. Shackelton assumed the CEO role on an interim basis. During Mr. Shackelton’s term as interim CEO, he did not receive any pay other than his compensation as Chairman. On August 6, 2015, the Company appointed Mr. James M. Lindstrom, then CFO of the Company, as CEO.

Mr. Robert Wilson served as our CFO from November 19, 2012. Having completed his contractual employment commitment at the end of 2014, Mr. Wilson stepped down from his role with the Company. Mr. Lindstrom was thereafter hired as Executive Vice President and CFO effective January 16, 2015. Upon Mr. Lindstrom’s appointment to CEO on August 6, 2015, Mr. David Shackelton, then Vice President, Head of Corporate Development, was appointed as interim CFO. On October 1, 2015, the Company appointed Mr. David Shackelton as CFO.

Ms. Justina Uzzell was hired as Chief People Officer on March 9, 2014.

Mr. Matthew Umscheid was hired as Senior Vice President of Strategic Services on November 2, 2015.

Mr. William Severance was hired as Chief Accounting Officer on February 1, 2016.

Mr. Michael-Bryant Hicks resigned as Senior Vice President and General Counsel effective February 25, 2016.

Ms. Sophia Tawil was hired as Senior Vice President and General Counsel effective April 25, 2016.

New LTI Program

We believe in recognizing the performance of our executive officers through compensation made up of a base salary and performance based incentives. The primary focus of the incentive compensation plan structure was revised in 2015 by the Compensation Committee to better align with the new business strategy and our stockholders’ objectives. The Compensation Committee implemented a new LTI program for our holding company executives, called the HoldCo LTI Plan, designed to drive extraordinary stockholder value and reward our executives for substantial stockholder value creation.

Our executives begin to receive compensation under this plan once our multi-year compound annual stockholder return exceeds 8%. If our stockholder return exceeds 8% per annum during the specified period, our executives will earn Providence common shares in conjunction with increases in Providence’s share price. While these awards are earned through 2017, the common shares vest between December 31, 2017 and December 31, 2019. We believe this structure encourages an ownership mentality that incentivizes our management to create stockholder value over a multi-year period.

The Committee also established a new LTI program for the senior leadership at each of our segments based on value creation (as measured by EBITDA growth) and free cash flow generation, as described below under “—2015 Executive Compensation Program Decisions—Long-Term Incentives.”

New Stock Matching Program

Finally, in pursuit of encouraging an ownership mindset in our executives, we offered a Stock Matching Program in 2015, under which executives were invited to purchase shares of common stock from the Company through the grant of an immediately exercisable option to further encourage an ownership mindset and align executives with the Company’s long-term success. For every share of common stock an executive purchased, he or she was entitled to retain matching options subject to time-based vesting that had been granted together with the immediately exercisable option. These matching options are forfeited if the executive sells any shares of common stock (not just the shares purchased under this program), subject to limited exceptions, prior to December 31, 2017. Given the match was made in options, executives will receive no benefit from this program unless the common stock price increases, they do not sell any shares of common stock and they remain employed with the Company. Mr. Lindstrom and Mr. David Shackelton each purchased $500,000 in shares of Company common stock under this program in 2015, and therefore retained matching options, in addition to their previous open market purchases since joining the Company.

Stockholder Say-on-Pay and Company Response

In establishing and recommending 2015 compensation for the NEOs, the Compensation Committee considered the results of the Say-on-Pay vote at the 2015 annual meeting of stockholders. At that meeting, our stockholders approved our executive compensation for the 2014 fiscal year with approximately 86.1% of the votes cast in favor. Our Board of Directors recognizes that executive compensation is important to stockholders and takes this into account when reviewing the compensation program throughout the year. In reviewing the compensation program in light of the new business strategy of operating as a holding company, the Committee established a compensation plan that directly aligns the compensation paid to NEOs with value delivered to stockholders.

Detailed Discussion and Analysis

Compensation Committee Philosophy

We believe that compensation programs offered to NEOs should support the creation of stockholder value over the long term and achievement of our strategic and financial goals. Accordingly, our guiding compensation principles focus on:

●	attracting and retaining high-performance leaders;
●	aligning the interests of our executives with those of our stockholders;
●	linking a meaningful portion of executive compensation to performance; and
●	awarding a significant portion of compensation based on at-risk opportunities tied to stockholder returns.

2015 Compensation Components

The specific components of the 2015 executive compensation program are as follows:

Component	Description	Purpose
Base Salary	Fixed cash component.	Reward for sustained individual performance, overall skills, experience and tenure.
2015 Cash Bonus Awards

2015 cash bonus awards consisted of the Annual Incentive Program (“AIP”) and special bonuses. Special bonuses rewarded NEOs for numerous accomplishments made in 2015 in support of the business strategy.

Provide direct financial incentive to the executives to achieve specific financial and individual goals.
Long-Term Incentives (“LTI”)

LTI consisted of the new HoldCo LTI Plan and Senior Executive LTIP.

Performance-based Restricted Stock Units (“PBRSUs”) and Time-Based Restricted Stock (“TBRS”) were also granted in the beginning of the year to certain NEOs at that time under our old equity plan design, prior to establishing the HoldCo LTI Plan.

One-time new hire grants were provided to certain executives in connection with their employment agreements.

New HoldCo LTI Plan aligns with holding company business strategy and drives stockholder value creation. Senior Executive LTIP drives growth for each of the segments.
Stock Matching Program	Participants purchased shares out-of-pocket and received a one-for-one match in options subject to time-based vesting.	Encourages ownership and alignment with the Company’s success over a multi-year period.
Benefits and Perquisites

We provide certain benefits generally available to all salaried employees and we provide additional benefits for NEOs. Perquisites for NEOs relate primarily to commuting reimbursement. See “Benefits and Perquisites” for further detail.

Provide an appropriate level of employee benefits.
Post-Termination Compensation	NEOs are eligible for certain payments post-termination, as specified in “Potential Payments Upon Termination or Change in Control”.	Provide an appropriate level of payment in the event of a change in control or termination.
Other Policies	Stock Ownership Guidelines Clawback Anti-Hedging / Anti-Pledging	Enhance alignment with stockholder interests.

2015 Executive Compensation Program Decisions

The following decisions were made in 2015 regarding each of these compensation components.

Base Salary

The Compensation Committee reviewed the base salaries of each continuing NEO, and set salaries for newly-hired NEOs, at levels intended to be competitive, as further discussed under “—Approach for Developing the Executive Compensation Program”, and provide the appropriate level of fixed compensation for each individual’s role at the Company. In determining the base salaries in 2015 for each NEO, the Compensation Committee considered the internal pay comparisons within the executive group at Providence, individual performance, overall financial performance of the Company, and market data. Salaries for our NEOs as of year-end or as of the date of their resignation were as follows:

Name	2014 Base Salary(1)	2015 Base Salary
Mr. Lindstrom	N/A	$650,000	(2)
Mr. David Shackelton	N/A	$450,000	(3)
Mr. Rustand	$590,000	$740,000
Mr. Wilson	$400,000	$400,000
Mr. Hicks	$350,000	$350,000
Mr. Schwarz	$432,000	$500,000
Ms. Uzzell	N/A	$250,000

(1) Reflects 2014 base salaries for those serving as NEOs during that year.

(2) The base salary for Mr. Lindstrom was set at $550,000 when he was appointed SVP and CFO in January 2015 and increased to $650,000 when he was appointed CEO on August 6, 2015.

(3) The base salary for Mr. David Shackelton in his capacity as Vice President, Head of Corporate Development was $180,000. When appointed Interim CFO in August 2015, Mr. David Shackelton’s base salary was set at $300,000 and increased to $450,000 when he was appointed CFO on October 1, 2015.

Actual salaries were pro-rated for time served in 2015 as shown in the “Summary Compensation Table.”

2015 Cash Bonus Awards

Annual Incentive Plan (“AIP”)

All NEOs participated in the 2015 AIP, except for Christopher Shackelton. For 2015, the AIP was based on corporate financial performance, measured by earnings before interest, taxes, depreciation and amortization, or EBITDA. AIP payouts were subject to achieving the EBITDA target, set equal to the budget for 2015, after expensing the actual AIP payout amounts. EBITDA performance achieved below the EBITDA target results in no payouts under the 2015 AIP. Although Ms. Uzzell was not subject to the 2015 AIP, her bonus award was based on the same design as the 2015 AIP.

Messrs. Lindstrom, David Shackelton, Rustand, Hicks, and Schwarz were also eligible to earn an additional payout through sharing between them 20% of the amount, if any, by which actual EBITDA performance exceeded the EBITDA target, after expensing the actual AIP bonus payouts. Each individual’s additional payout is subject to a cap of 25% of each individual’s base salary received in 2015.

Each participant’s AIP opportunity was determined as a percentage of base salary, as follows:

Name	Target AIP Opportunity as % of Salary
Mr. Lindstrom	75% (1)
Mr. David Shackelton	75% (2)
Mr. Rustand	100%
Mr. Wilson	50%
Mr. Hicks	75%
Mr. Schwarz	75%
Ms. Uzzell	50% (3)

(1) Mr. Lindstrom target AIP opportunity was 75% during his time served as CFO and was maintained at 75% when he was appointed CEO.

(2) David Shackelton’s target AIP opportunity was 25% from January 1, 2015 to August 5, 2015. Upon being appointed to the CFO role, his target AIP opportunity increased to 75% of base salary for August 6, 2015 to December 31, 2015.

(3) Although Ms. Uzzell was not subject to the 2015 AIP, her bonus payout as indicated above was based on achieving the same EBITDA target under the 2015 AIP.

Actual performance was below the EBITDA target, and therefore no AIP awards were paid in 2015. See below for details.

Target/Budgeted EBITDA	$137.7M
Actual EBITDA	$67.4M
Payout as a % of Target	0%

Special Bonuses

The Compensation Committee awarded special discretionary bonuses for certain NEOs serving at the holding company in recognition of their numerous accomplishments in 2015, including, but not limited to, the sale of the Human Services segment and the transition to the holding company structure. Messrs. Lindstrom and David Shackelton and Ms. Uzzell received $400,000, $240,000, and $135,000, respectively.

Mr. Schwarz also received a special discretionary bonus of $855,779 in recognition of his contribution to the outstanding performance of LogistiCare in 2015 and the impact his leadership has had on value creation over a multi-year period.

Long-Term Incentives

HoldCo LTI Plan

The HoldCo LTI Plan is a multi-year plan with a contingent share based payout based on stock price performance, thus providing direct alignment with stockholders. The Compensation Committee selected participants of the HoldCo LTI Plan based on individuals who could have a significant impact on Company results in support of the business strategy. Performance will be measured from August 6, 2015 (the “award date”) to December 31, 2017 (the “determination date”). No further LTI plans are expected to be put into place for participants of the HoldCo LTI Plan through December 31, 2017.

Under the HoldCo LTI Plan, executives will earn Providence common shares based on the degree to which Providence’s compound annual stockholder returns exceed 8% (“Extraordinary Shareholder Value”) over the specified performance period. No award will be payable if compound annual stockholder returns are below 8%. If returns are above 8%, all participating executives will share in a total pool equal to 8% of the Extraordinary Shareholder Value. The pool will be capped based on 8% of 40% compound annual stockholder returns. The beginning and ending value will be measured based on the 90-day volume-weighted average stock price (“VWAP”) ending on the award date and determination date, respectively.

The LTI opportunity was set such that, at a compound annual growth rate of 15%, our executives’ compensation would be below the median of our peers. In order to earn compensation at or above median, performance above 15% compound annual would be required, such that at the plan maximum of 40%, our executives’ compensation would be positioned towards the high end of the peer group, aligned with the outstanding results to the stockholders.

The table set forth below illustrates the payouts that would be achieved under the HoldCo LTI Plan based on each of the assumed Compound Annual Growth Rates set forth in the table, which are provided solely for purposes of illustration of the operation of the HoldCo LTI Pool.

HoldCo LTI Pool Value at Varying Levels of Stock Price Performance
($ in millions, except per share amounts)
		(Threshold)
Compound Annual Growth Rate (1)	0.0%	8.0%	15.0%
Determination Share Price (2)	$47.20	$56.79	$66.04

Stockholder Value (3)	$914.8	$1,100.6	$1,279.8
Less: Hurdle Shareholder Value	$(1,100.6)	$(1,100.6)	$(1,100.6)
Extraordinary Shareholder Value	$-	$-	$179.3
HoldCo LTI Pool Value(4)	$-	$-	$14.3
Implied # of RSUs (5)	-	-	217,157

(1) Compound annual growth rate of Providence 90 Day VWAP from August 6, 2015 to December 31, 2017

(2) Assumed PRSC 90 Day VWAP as of December 31, 2017 based on the assumed compound annual growth rates listed in the table

(3) Based upon 19.38 million shares of Providence common stock being outstanding plus the number of any unissued shares of stock from any Company outstanding securities, including any shares of convertible preferred stock which remain subject to conversion and any outstanding options or restricted stock units as of August 6, 2015

(4) Calculated as 8% of Extraordinary Shareholder Value

(5) Calculated as the projected HoldCo LTI Pool Value divided by the projected Determination Share Price, in each case based on the assumptions set forth in the table

Participants in the HoldCo LTI Plan receive a percentage allocation of this pool and will receive their awards in Providence shares of common stock, subject to the below vesting schedule. The number of shares will be determined based on each participant’s percentage allocation of the pool in dollars divided by the 90-day VWAP ending on the determination date.

Each NEO who is participating in the HoldCo LTI Plan was allocated the following percentage of the pool as of December 31, 2015:

Named Executive Officer	Percent Allocation of Pool
Mr. Lindstrom	40%
Mr. David Shackelton	20%
Mr. Hicks	7.5%
Ms. Uzzell	7.5%
All Other Participants	10%
Reserve for Future Awards	15%

60% of each HoldCo LTI Plan participant’s shares will be issued on or shortly following the determination date, 25% will vest on the one-year anniversary of the determination date (December 31, 2018), and the remaining 15% will vest on the second anniversary of the determination date (December 31, 2019). Participants must be employed as of the vesting dates in order for each tranche to vest. Accordingly, because Mr. Hicks resigned in 2016 prior to any vesting date, he forfeited his award upon his resignation.

Senior Executive Long Term Incentive Plan (“Senior Executive LTIP”).

The Senior Executive LTIP, a program under the 2006 Plan, is designed to align the interests of the executive teams at each subsidiary with the value creation goals of the Company. The plan is intended to motivate the subsidiary executives to make decisions that create long-term value for stockholders by achieving growth for their business. Mr. Schwarz is the only NEO who participates in a Senior Executive LTIP, and he participates in the LogistiCare Vertical LTIP in particular. Ingeus and Matrix also have similar Senior Executive LTIP programs for their senior management.

The Senior Executive LTIP is a cash incentive awarded for each subsidiary based on growing such subsidiary’s intrinsic value (as measured by EBITDA growth over a three-year period times a 6X multiple) and free cash flow metrics. Additionally, in order to qualify the award for performance-based compensation under Section 162(m) of the Internal Revenue Code (the “IRC”), the Senior Executive LTIP is subject to a performance condition of 2% EBITDA margin for the twelve-month period beginning on either October 1, 2015, January 1, 2016, or January 1, 2017 (“162(m) Performance Period”).

The performance period for each subsidiary program is from December 31, 2014 to December 31, 2017. For LogistiCare in particular, the baseline intrinsic value is based on 2014 EBITDA and the ending intrinsic value is based 70% on 2017 EBITDA and 30% on 2016 EBITDA.

Value Created is defined for each subsidiary program as the result of subtracting the subsidiary’s baseline intrinsic value from the subsidiary’s ending intrinsic value. A Value Creation Pool is generated for each subsidiary plan based on the sum of the amounts derived from the percentages of Value Created determined in accordance with the following table based on the subsidiary’s Compound Annual Growth Rate (“CAGR”) over the performance period:

Value Creation Pool (% of Value Created (“VC”))
5% of VC from 0-10% CAGR
6% of VC from 10%-20% CAGR
7% of VC for ≥ 20% CAGR

The Value Creation Pool may be funded up to an implied three-year CAGR of 40%.

Separately, a Free Cash Flow Pool (“FCF Pool”) is generated equal to the three year cumulative Free Cash Flow for the performance period multiplied by the quotient of the amount of the Value Creation Pool divided by Value Created.

The Value Creation Pool and the FCF Pool are added to generate the total award pool. To the extent an award pool is created for LogistiCare and subject to his continued employment during the performance period, Mr. Schwarz will receive a cash payment subject to extended multi-year vesting. In 2015, Mr. Schwarz was allocated a participation percentage of 40% of the LogistiCare total award pool.

60% of the product of the pool created and Mr. Schwarz’s participation percentage allocation will pay out at the end of the performance period. On the first and second anniversaries of the determination date, Mr. Schwarz will receive additional payments equal to 25% and 15%, respectively, of the payout, subject to continued employment as of the date of payment.

Participants may elect to receive up to 50% of the award in Common Stock of the Company. Any portion of the award elected to be received in shares will payout in the first tranche.

Definitions of Performance Measures for Senior Executive LTIP

Specific definitions of EBITDA margin, EBITDA and free cash flow for purposes of the Senior Executive LTIP are as follows.

“EBITDA Margin” means, for each 162(m) Performance Period, the quotient obtained when LogistiCare’s EBITDA for the 162(m) Performance Period (after making adjustments that add back any one-time costs associated with acquisitions or divestitures, stock-based compensation, gain or loss on equity investments, and other non-cash related items) is divided by its revenues for such 162(m) Performance Period, as determined by the Administrator.

“EBITDA” means LogistiCare’s earnings before income taxes, depreciation, and amortization, adjusted for certain items related to acquisitions/divestitures, share-settled equity costs, contingent consideration, gain/loss on equity investment, asset impairment, foreign currency translation gains/losses, amortization of start-up costs for contracts and Senior Vertical LTIP accrual.

“Free Cash Flow” means LogistiCare’s free cash flow. Free Cash Flow will be the operating cash flow for LogistiCare, including corporate allocations, adjusted for certain items related to pro-forma adjustments, cash transfers, acquisition costs, dividends from equity investment, capital expenditures, estimated interest payments, and tax payments.

Stock Matching Program

In August 2015, the Compensation Committee offered the Stock Matching Program for certain NEOs. Under this program, certain NEOs were invited to purchase equity from the Company, essentially investing in the stock alongside stockholders, in order to further align with stockholder interests and establish an ownership mindset in the Company. The program functions such that for every share of Providence stock that an executive purchased, the executive received an option that vests at the end of three years and expires after five years, so long as the executive does not sell any shares for three years and remains employed by the Company during the three-year period. Because the match is in options, executives will receive no benefit from this plan unless the stock price increases.

Mr. Lindstrom and Mr. David Shackelton each purchased $500,000 of common shares under this program. To implement this program, each of our NEOs as of August 2015 was issued 11,319 options with a 10-day exercise period (“Special Options”) and 11,319 Matching Options (subject to three-year cliff vesting) based on an exercise price of $44.17. Messrs. Lindstrom and David Shackelton exercised their Special Options by paying the exercise price and kept their Matching Options. Other NEOs did not exercise their Special Options and therefore forfeited their Special and Matching Options.

The Matching Options are otherwise subject to terms substantially identical to those applicable to Providence’s previously granted time-vested stock options, including continued employment, and will vest fully in connection with a Change in Control (as defined by the 2006 Plan). All options were granted pursuant to the 2006 Plan.

New Hire Grants

Upon Mr. Lindstrom’s appointment as CFO, he was awarded a restricted stock unit (“RSU”) award valued at $500,000 on June 1, 2015 in connection with his employment agreement. This award was subject to Mr. Lindstrom purchasing at least $100,000 of our common stock, which was purchased between May 28, 2015 and June 1, 2015. One-third of the RSUs were deemed vested on the date of grant, one-third vested on July 26, 2015, and one-third vested on January 26, 2016. Although these awards have vested, the stock will not be issued to Mr. Lindstrom until the earlier of (a) the third anniversary of the date of grant and (b) six months following the termination of his employment.

Annual Equity Grants

At the beginning of 2015, the Compensation Committee granted PBRSUs and TBRS to Messrs. Rustand, Hicks and Schwarz, consistent with the annual equity program that was approved by the Board of Directors in March 2015. Specifically, equity grants were made based on a mix of 80% PBRSUs and 20% TBRS.

As Messrs. Rustand and Hicks are no longer with the Company, specific treatment of their outstanding equity grants is provided for in their respective Separation Agreements. See “Employment Agreements with the Named Executive Officers” for further detail.

PBRSUs vest based on return on equity, or ROE, performance over a 3-year period commencing on January 1, 2015 and ending December 31, 2017. ROE will be measured based on consolidated net income for the performance period divided by the average of stockholder’s equity over the same period. PBRSUs are subject to the following payout scale:

PBRSU Pay/Performance Scale
3-Year ROE	Payout as a % of Target
≥ 15%	100%
≥ 12 but less than 15%	33%
< 12%	0%

Each vested PBRSU will be settled through the issuance of a share of Providence common stock. Vesting criteria for PBRSU awards require employment with Providence throughout the performance period ending December 31, 2017, as well as achievement of the performance goal.

TBRS will vest in three equal annual installments on the first, second and third anniversaries of the date of grant, provided that the recipient is employed by us on each vesting date.

To determine the amount of PBRSUs and TBRS to award each NEO, the Compensation Committee made a subjective determination, after considering the internal pay comparisons within the executive group at Providence, individual performance, overall financial performance of the company, and market data. Specific 2015 equity grants made to Messrs. Rustand, Hicks and Schwarz were as follows. Messrs. David Shackelton and Ms. Uzzell did not receive grants under this program given their roles at the time of grant, and Mr. Lindstrom did not receive grants under this program given the new hire grants awarded in connection with his employment agreement, as specified above.

Executive	Total Target $ Value	# of PBRSUs at Maximum	# of TBRS
Rustand	$851,000	13,085	3,271
Hicks	$315,000	4,843	1,211
Schwarz	$575,000	8,841	2,210
Total		26,769	6,692

The PBRSUs grants made in 2013 covered the performance period from January 1, 2013 to December 31, 2015. ROE for this time period performed below the threshold level of performance, and therefore, none of the PBRSUs vested in connection with this award.

Policy Regarding the Timing of Equity Award Grants

The Compensation Committee makes its decisions regarding the number of stock options, shares of restricted stock and PBRSUs to be awarded to the NEOs without regard to the effects that the release of our financial results might have on our stock price. The exercise price per share for option grants and the per share value used to determine the number of shares of stock subject to PBRSU and TBRS awards are equal to the closing market price of our Common Stock on the date of grant. Thus, the exercise price of the options granted and the value of the restricted stock and/or PBRSUs awarded are not known until after the close of regular trading on NASDAQ on the day the Compensation Committee meets.

Equity awards may be granted during the year to new hires and employees receiving a promotion and in other special circumstances. Our policy is that only the Compensation Committee may make such grants to officers subject to the reporting requirements of Section 16 under the Exchange Act.

Approach for Developing the Executive Compensation Program

The compensation of our CEO is determined and approved by the Compensation Committee. Our CEO annually reviews the performance of each NEO, other than himself, relative to the annual performance goals established for the year. Our CEO then makes recommendations to the Compensation Committee with respect to all aspects of the compensation of the other NEOs, but does not participate in the final deliberations of the Compensation Committee with respect thereto. The Compensation Committee exercises discretion in modifying compensation recommendations relating to the other NEOs that were made by our CEO and approves all compensation decisions for the NEOs.

In 2015, the Compensation Committee engaged ClearBridge, a nationally recognized consulting firm, to assess the competitiveness of pay for the executive officers and provide independent advice and recommendations to the Compensation Committee regarding executive compensation. In order to avoid conflicts of interest, ClearBridge only does work for or authorized by the Compensation Committee. Prior to retaining ClearBridge, the Compensation Committee reviewed ClearBridge’s independence as contemplated by the committee’s charter and applicable NASDAQ rules, and determined that there were no conflicts of interest.

We believe it is appropriate for NEO pay to be competitive with the market for comparable executives. To achieve this objective, we will assess market data for a peer group of companies established by the Compensation Committee from time to time. We periodically review our peer group for competitive compensation benchmarking analysis. In determining pay levels for 2015, the following peer group was used:

Amedisys	LHC Group

Chemed	Magellan Health Services

Ensign Group	MAXIMUS

Envision Healthcare Holdings	Restaurant Brands International

Healthways	TransDigm Group

IPC Healthcare*

*IPC Healthcare was acquired by Team Health Holdings, Inc. in November 2015.

In addition to market data, the Compensation Committee takes into consideration other factors, including an individual’s role, tenure, experience, skills and performance when making compensation decisions.

Benefits and Perquisites

401(k) Plans

All NEOs are eligible to participate in our 401(k) Plan and to receive a company match, subject to plan requirements and contribution limits established by the IRS. NEOs receive matching contributions under our 401(k) Plan equal to 10% of participant elective contributions up to a maximum amount of $400. At the end of each plan year, we also may make a contribution on a discretionary basis on behalf of participants who have made elective contributions for the plan year.

Deferred Compensation

Previously we maintained a deferred compensation plan to compensate for the inability of certain of our highly compensated employees to take full advantage of our 401(k) plan. None of our NEOs participated in this plan and it was terminated in December 2015. We maintain a Rabbi Trust Plan for highly compensated employees of LogistiCare. However, none of our NEOs participated in this plan during 2015.

Other Benefits and Perquisites

During 2015, our NEOs received, to varying degrees, a limited amount of other benefits, including certain group life, health, medical and other non-cash benefits generally available to all salaried employees. In addition, we also pay for the premiums of certain health and dental benefits for their families and additional disability and life insurance premiums on their behalf, which are not available to all salaried employees. We also provide certain perquisites to our NEOs, primarily relating to commuting. More detail on these benefits and perquisites may be found in the “Summary Compensation Table.”

Other compensation policies

Stock Ownership Guidelines for NEOs

We believe that promoting stock ownership aligns the interests of our NEOs with those of our stockholders and provides strong motivation to build stockholder value. Under the guidelines, NEOs are expected to own shares of our Common Stock with a value equal to the following multiple of their respective salaries:

Executive	Stock Ownership Guideline as a Multiple of Salary
CEO	3x annual salary
Other NEOs	2x annual salary

The following shares held by our NEOs will count towards meeting the required holding level:

●	Shares held directly or indirectly;

●	Any restricted stock or RSUs (whether vested or unvested); and

●	Shares owned jointly with or in trust for, their immediate family members residing in the same household.

Compliance with the established holding level requirement as determined under the amended guidelines was required by December 31, 2014 or within five years of a person becoming a NEO, whichever is later, and will be calculated and determined as of December 31 of each year. Further, NEOs are allowed to sell shares of Common Stock to satisfy tax obligations upon vesting of PBRSUs and TBRS and the exercise price and taxes owed upon the exercise of stock options. Once the ownership requirement has been achieved, the executive officers are free to sell shares of our Common Stock above the required holding level (subject to Company policies and applicable law). In determining whether the executive meets the required holding level, the stock ownership guidelines were amended to require use of the greater of (a) the closing market share price as of the date an executive is granted or purchases such shares and (ii) the closing market share price on December 31 of the year the calculation is performed (or the last trading day of that year, if the markets are closed on December 31). In the event a NEO does not achieve his or her holding level set forth above or thereafter sells shares of our Common Stock in violation of the stock ownership guidelines, the Board will consider all relevant facts and take such actions as it deems appropriate under the circumstances.

As of December 31, 2015, other than Mr. Schwarz, none of our NEOs have been NEOs for more than five years and is yet required to meet their respective ownership guideline. Based on the number of shares Mr. Schwarz held as of December 31, 2015, the Compensation Committee determined that he is in compliance with these guidelines.

Clawback

It is the Board’s policy that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover any amount determined to have been inappropriately received by the individual executive.

Anti-hedging / anti-pledging

We have a policy that prohibits employees and the Board from engaging in any hedging or monetization transactions, or other financial arrangements that establish a short position in our Common Stock or otherwise are designed to hedge or offset a decrease in market value. In addition, we have a policy that prohibits our executive officers and the Board from pledging our Common Stock as collateral for a loan or for a margin account.

Change in Control and Severance Arrangements and Severance Payments in 2015

During 2015, we had employment agreements or offer letters with each of our NEOs, which provided for a severance payment upon the termination of employment under certain circumstances and for a payment upon a change in control for all NEOs other than Ms. Uzzell as described below under “—Employment Agreements with the Named Executive Officers” and “—Potential Payments Upon Termination or Change in Control”.

When entering into these employment agreements with the NEOs, both during 2015 and in prior years, the Compensation Committee evaluated the Company’s past practice with respect to change in control provisions and severance arrangements and evaluated current market practices for such provisions. The Company has historically included similar provisions in its employment arrangements in order to attract the quality leadership it believes important to the execution of its strategy. The Committee believes that it is important to incentivize management to focus on the execution of the Company’s strategy and to minimize the distraction that may occur as a result of concerns over issues of termination or if the Company were to face a potential change in control transaction. In structuring the provisions included in the employment agreements, the Committee balanced the need to eliminate such distractions with the protection that it believed necessary to provide a competitive employment package to the Company’s NEOs, taking into account all of the terms of the employment agreements. The Compensation Committee considered certain legal and tax provisions, fairness to stockholders, tenure of each executive officer and general corporate practice to select the events that would have triggered payments under the employment agreements noted above. Potential payments to executives upon the occurrence of the events noted above did not impact the Compensation Committee’s decisions regarding other compensation elements.

Certain payment provisions of these employment agreements are also triggered by a change in control which is defined in the employment agreements, and an ensuing negative employment event. However, if the sum of any lump payments, the value of any accelerated vesting of stock options and restricted stock awards, and the value of any other benefits payable to the executive officer on a change in control would constitute an “excess parachute payment” (as defined in Section 280G of the IRC), then such lump sum payment or other benefit will be reduced to the largest amount that will not result in receipt by the executive officer of a parachute payment. See “—Potential Payments Upon Termination or a Change in Control—Change in Control Payments.”

The HoldCo LTI Plan provides for pro rata participation by a participant who has had a Qualified Termination (as defined in the HoldCo LTI Plan) payable when awards are paid to other participants, and provides for forfeiture of all participation rights for a termination other than a Qualified Termination. The program provides that in the event of a Change in Control (as defined by the 2006 Plan) on or before December 31, 2017, all outstanding awards will be settled on the closing date of the Change in Control in an amount of cash and/or unrestricted stock that together have a fair market value equal to the total amount otherwise payable to the participant under the program determined as of such closing date without regard to the otherwise applicable vesting requirements. In the event of a Change in Control after December 31, 2017, each participant will receive on the closing date of the Change in Control cash and/or unrestricted stock having a fair market value equal to the total amount otherwise payable to the participant based on the determination as of December 31, 2017 without regard to the otherwise applicable vesting requirements.

In addition, in the event of a Change in Control of the Company during any performance period, the PBRSUs will be deemed earned by each executive and settled in shares at the maximum level established by the Committee and distributed to the executive within the number of days set forth in the Form of Performance Restricted Stock Unit Agreement.

Impact of tax treatment on compensation

Under Section 162(m) of the IRC, we may not take a tax deduction for compensation paid to any NEO (other than our CFO) that exceeds $1 million in any year unless the compensation is “performance-based.” While the Compensation Committee endeavors to structure compensation so that we may take a tax deduction, it does not have a policy requiring that all compensation must be deductible and it may, from time to time, authorize compensation that is not tax deductible. The Holdco LTI Plan and Senior Executive LTIP have been structured to take advantage of the performance-based exemption under Section 162(m).

Other provisions of the IRC can also affect compensation decisions. Section 409A of the IRC, which governs the form and timing of payment of deferred compensation, imposes sanctions, including a 20% penalty and an interest penalty, on a recipient of deferred compensation that does not comply with Section 409A. The Compensation Committee takes into account the potential implications of Section 409A in determining the form and timing of compensation awarded to our executives and strives to structure its compensation plans to meet these requirements.

Section 280G of the IRC disallows a company’s tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation, an excess parachute payment, and Section 4999 of the IRC imposes a 20% excise tax on those payments. The Compensation Committee also takes the provisions of Sections 280G and 4999 into account in structuring compensation, endeavoring to enable the Company to take a tax deduction and executives to avoid the excise tax. For example, our change in control provisions and severance arrangements with our NEOs contain provisions reducing such payments to an amount that will not constitute an excess parachute payment.

Compensation Committee Report

The Compensation Committee operates under a written charter and is comprised entirely of directors meeting the independence requirements of NASDAQ listing requirements. The Board established this committee to discharge the Board’s responsibilities relating to compensation of our Chief Executive Officer and each of our other executive officers. The Compensation Committee has overall responsibility for decisions relating to all compensation plans, policies, and benefit programs as they affect the Chief Executive Officer and other executive officers.

The Compensation Committee has reviewed and discussed with Providence’s management the preceding section entitled “Compensation Discussion and Analysis.” Based on this review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report through filing of this proxy statement.

Compensation Committee

Richard Kerley (Chairperson)	Kristi L. Meints	Leslie V. Norwalk

Summary Compensation Table

The following table sets forth certain information with respect to compensation paid by us for services rendered in all capacities to us and our subsidiaries during the fiscal years ended December 31, 2015, 2014 and 2013 to our NEOs, which group is comprised of (1) each person who served as our Chief Executive Officer during 2015, (2) each person who served as our Chief Financial Officer during 2015, and (3) each of our three other most highly compensated executive officers employed on December 31, 2015:

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2)(3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	All Other Compensation (6)(7) ($)	Total ($)
James M. Lindstrom	2015	559,744	400,000	5,536,022	198,190	-	25,661	6,719,617
Chief Executive Officer, Former Chief Financial Officer

David Shackelton	2015	268,385	240,000	2,518,000	198,190	-	24,762	3,249,337
Chief Financial Officer

Christopher Shackelton (8)	2015	-	-	-	-	-	347,711	347,711
Former Interim Chief Executive Officer

Warren S. Rustand	2015	745,692	-	394,858	-	-	54,272	1,194,822
Former Chief Executive Officer	2014	590,000	-	378,082	4,134,397	590,000	53,589	5,746,068
	2013	633,619	123,238	205,281	-	386,329	44,357	1,392,824

Robert E. Wilson	2015	91,026	-	-	-	-	6,015	97,041
Former Chief Financial Officer	2014	400,000	200,000	-	-	-	22,446	622,446
	2013	400,000	200,000	-	-	-	30,383	630,383

Michael-Bryant Hicks	2015	352,693	-	1,090,412	198,190	-	15,655	1,656,950
Former Senior Vice President and General Counsel	2014	345,962	-	143,732	-	344,896	24,126	858,716

Justina Uzzell	2015	251,923	135,000	944,250	198,190	-	14,086	1,543,449
Chief People Officer

Herman M. Schwarz (9)	2015	489,539	855,779	266,785	198,190	-	5,918	1,816,211
Chief Executive Officer of LogistiCare Solutions, LLC, our wholly-owned subsidiary	2014	432,000	-	230,513	-	432,000	11,939	1,106,452
	2013	428,069	-	230,521	-	432,000	14,699	1,105,289

___________________

(1)	Includes amounts contributed to our 401(k) Plan by each executive officer.

(2)

This column shows the aggregate grant date fair value of the restricted stock, Holdco LTI Plan awards and PBRSUs and TBRS awarded in 2015, 2014 and 2013 in accordance with FASB ASC 718. Additional information regarding such awards is set forth in the notes to the “Grants of Plan Based Awards Table” and “Outstanding Equity Awards” table. The grant date fair values have been determined based on the assumptions set forth in our Annual Reports on Form 10-K for the years ended December 31, 2015, 2014 and 2013 (Note 13, Stock-Based Compensation and Similar Arrangements). Each of Mr. Rustand, Mr. Hicks and Mr. Schwarz were granted a number of PBRSUs in 2015, 2014 and 2013 subject to certain performance conditions. The amounts included in this column for the PBRSUs granted in 2015, 2014 and 2013 are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC 718. The grant date fair value of the PBRSU award granted in 2015 to each of Messrs. Rustand, Hicks and Schwarz assuming the maximum level of performance will be achieved totaled approximately $680,813, $251,981 and $459,997, however, amounts included in the table above reflect the threshold level of performance. The grant date fair value of Holdco LTI Plan awards was determined based on the likely payout based on a Monte Carlo simulation model.

(3)

In the case of Mr. Rustand and Mr. Hicks, this column reflects certain PBRSUs, restricted stock and options which were forfeited upon termination of employment. Mr. Rustand forfeited 13,085 PBRSUs with a grant date fair value of $224,668 and 3,271 shares of restricted stock which were granted on March 18, 2015 and had a grant date fair value of $170,190. In connection with his termination in 2016, Mr. Hicks forfeited 4,843 PBRSUs with a grant date fair value of $83,154 and 807 shares of restricted stock which were granted on March 18, 2015 and had a grant date fair value of $41,988. Additional information regarding the size of the awards is set forth in the notes to the “Grants of Plan Based Awards Table” and “Outstanding Equity Awards” table.

(4)

This column reflects the aggregate grant date fair value of options awarded in 2015 and 2014 in accordance with FASB ASC 718. Additional information regarding the size of the awards is set forth in the notes to the “Grants of Plan Based Awards Table” and “Outstanding Equity Awards” table. The grant date fair values have been determined based on the assumptions set forth in our Annual Reports on Form 10-K for the years ended December 31, 2015 and 2014 under the notes indicated above in note (2). All of the options granted in 2015 were granted in connection with the Stock Purchase Program. Only Messrs. Lindstrom and David Shackelton purchased the stock available for them to purchase, and were able to retain the matching options associated therewith. The options granted to Messrs. Hicks and Schwarz and to Ms. Uzzell were forfeited.

(5)	The amounts in this column reflect cash incentive awards made to the NEOs under the annual incentive plan for 2015, 2014 and 2013.

(6)

We provide the NEOs (with the exception of Christopher Shackelton) with certain group life, health, medical and other non-cash benefits generally available to all salaried employees, which are included in this column. For 2015, the amounts in this column include the following:

Name	Health, Dental, Life and Disability Insurance Premiums	Matching Contributions under Retirement Savings Plans	Other Insurance Plan Premiums (a)
James Lindstrom	$3,547	$400	—

David Shackelton	$4,435	—	—

Warren Rustand	$11,121	—	$43,151

Robert Wilson	$4,638	—	—

Michael-Bryant Hicks	$14,041	$400	$1,214

Herman Schwarz	$4,063	$400	$1,455

Justina Uzzell	$13,717	$369	—

(a)

For Mr. Rustand, these premiums were paid under two life insurance plans we provided for Mr. Rustand with aggregate death benefit coverage of up to $3.1 million. For Mr. Hicks and Mr. Schwarz, these premiums were paid under separate life insurance plans with death benefit coverage of up to $1,050,000 and $1,000,000, respectively.

(7)	In addition to amounts disclosed in note (6) above, this column also includes the incremental value of perquisites for the NEOs detailed in the following table.

	Year	Commuting ($)
James Lindstrom	2015	21,714
Chief Executive Officer

Robert E. Wilson	2015	1,377
Former Chief Financial Officer

David Shackelton	2015	20,327
Chief Financial Officer

(8)

For the period he served as Interim Chief Executive Officer, Christopher Shackelton did not receive any additional compensation, but continued to receive compensation in his capacity as a director and Chairman of our Board. The amount shown in the “All Other Compensation” column for Christopher Shackelton includes his director fees.

(9)	As a result of the Company’s organizational changes, effective April 2016, Mr. Schwarz is no longer considered an executive officer of the Company.

_________________

Grants of Plan Based Awards Table

The following Grants of Plan Based Awards Table provides additional information about stock and option awards and non-equity incentive plan awards granted to the Named Executive Officers during the year ended December 31, 2015. The compensation plans under which the grants in the following table were made are described under “Determinations Made Regarding Executive Compensation for 2015—Annual Incentive Cash Compensation” and “Determinations Made Regarding Executive Compensation for 2015—Equity-Based Compensation” in the “Compensation Discussion and Analysis” section.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (3)
Name (1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (4)	All Other Option Awards; Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Lindstrom
	(2)	-	444,124	592,165	-	-	-	-	-	-	-
	6/1/15	-	-	-	-	-	-	10,361	-	-	500,022
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	11,715
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	186,475
	8/6/15	-	-	-	-	86,862	287,734	-	-	-	5,036,000

David Shackelton
	(2)	-	147,267	187,438	-	-	-	-	-	-	-
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	11,715
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	186,475
	8/6/15	-	-	-	-	43,431	143,867	-	-	-	2,518,000

Rustand (6)
	(2)	-	740,000	925,000	-	-	-	-	-	-	-
	3/18/15	-	-	-	4,318	-	13,085	-	-	-	224,668
	3/18/15	-	-	-	-	-	-	3,271	-	-	170,190

Hicks (6)
	(2)	-	262,500	350,000	-	-	-	-	-	-	-
	3/18/15	-	-	-	1,598	-	4,843	-	-	-	83,154
	3/18/15	-	-	-	-	-	-	1,211	-	-	63,008
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	11,715
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	186,475
	8/6/15	-	-	-	-	16,286	53,950	-	-	-	944,250

Uzzell
	(2)	-	125,000	-	-	-	-	-	-	-	-
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	11,715
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	186,475
	8/6/15	-	-	-	-	16,286	53,950	-	-	-	944,250

Schwarz
	(2)	-	375,000	500,000	-	-	-	-	-	-	-
	3/18/15	-	-	-	2,918	-	8,841	-	-	-	151,799
	3/18/15	-	-	-	-	-	-	2,210	-	-	114,986
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	11,715
	8/6/15	-	-	-	-	-	-	-	11,319	44.17	186,475
	(7)	-	2,417,880	-	-	-	-	-	-	-	-

(1)

Mr. Wilson is not included in the table above as he did not participate in the 2015 annual incentive plan and held no outstanding equity grants at December 31, 2015. Mr. Wilson’s 2015 bonus eligibility was based on the terms of his employment agreement subject to the Company reaching its EBITDA target.

(2)

Amounts represent the target (payment made if the EBITDA criteria are met for the fiscal year) and maximum payouts (payment made if the EBITDA criteria are exceeded for the fiscal year) under the annual incentive plan for 2015 or similar provisions of their employment agreements or offer letters. The actual amounts earned by the Named Executive Officers in 2015 under the annual incentive plan are set forth under the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table.”

(3)

Amounts represent the (a) estimated target and maximum number of shares eligible to be earned by Messrs. Lindstrom, David Shackelton and Hicks and Ms. Uzzell under the Holdco LTI Plan granted on August 6, 2015 based on the assumptions discussed under “Compensation Discussion and Analysis” and (b) number of units eligible to be earned related to the PBRSUs granted to Messrs. Rustand, Hicks and Schwarz in 2015, which will be settled in shares of common stock. The HoldCo LTI Plan does not have a predetermined target number of shares. Target number of shares displayed in the table is based on a 15% compound annual growth rate. The grant date fair value of the awards is consistent with estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC 718.

(4)

The number of shares shown in this column represents restricted stock awards made to (a) the Named Executive Officers for 2015 under the annual equity-based compensation program and (b) Mr. Lindstrom pursuant to his employment agreement. The grant date fair value of each of these awards was calculated in accordance with the provisions of FASB ASC 718.

(5)

The number of shares shown in this column represents the Special and Matching Options. Matching Options were forfeited on a share per share basis to the extent the Special Options were not exercised prior to termination such that if a Special Option expired without exercise, the full related Matching Option was forfeited. Messrs. Lindstrom and David Shackelton exercised their Special Options in full and now hold the number of Matching Options specified above. Messrs. Hicks and Schwarz and Ms. Uzzell did not exercise their Special Options and as a result forfeited all Matching Options.

(6)

Includes certain PBRSUs, restricted stock and options which were forfeited upon termination of employment. Mr. Rustand forfeited 13,085 PBRSUs with a grant date fair value of $224,668 and 3,271 shares of restricted stock which were granted on March 18, 2015 and had a grant date fair value of $170,190. Mr. Hicks forfeited 4,843 PBRSUs with a grant date fair value of $83,154 and 807 shares of restricted stock which were granted on March 18, 2015 and had a grant date fair value of $41,988. Additional information regarding the size of the awards is set forth in the notes to the “Summary Compensation Table” and “Outstanding Equity Awards” table.

(7)	Represents the currently estimated expected payment to Mr. Schwarz under the Senior Executive LTIP as of the end of the performance period of December 31, 2017.

Employment Agreements with the Named Executive Officers

The following discussion and the discussion below under “—Potential Payments Upon Termination or a Change in Control” describe certain terms of the employment agreements with the NEOs.

James Lindstrom

Mr. Lindstrom served as the Company’s Chief Financial Officer from January 14, 2015 to August 6, 2015 under the terms of an employment agreement (the “Prior Lindstrom Employment Agreement”) dated January 14, 2015. The Company and Mr. Lindstrom entered into an employment agreement (the “Lindstrom Employment Agreement”), dated August 6, 2015 (the “Effective Date”), in connection with the appointment of Mr. Lindstrom as President and Chief Executive Officer. The Lindstrom Employment Agreement replaces the Prior Lindstrom Employment Agreement. The Lindstrom Employment Agreement provides for a term commencing as of the Effective Date and ending December 31, 2017.

Under the terms of the Lindstrom Employment Agreement, as of the Effective Date Mr. Lindstrom’s annual base salary is $650,000. In addition to his annual base salary, during the term of the Lindstrom Employment Agreement Mr. Lindstrom is eligible to participate in bonus plans or incentive compensation programs, if any, as may be in effect from time to time, at a level consistent with his position and with the Company’s then current policies and practices. For the period commencing January 14, 2015 and for the remainder of 2015, Mr. Lindstrom was eligible to participate in a bonus program under which he will be paid an amount equal to 75% of his aggregate base salary payable during 2015 under the Prior Lindstrom Employment Agreement and the Lindstrom Employment Agreement (the “Lindstrom Base Salary”), upon the achievement of a financial performance target set by the Board for 2015, and up to an additional 25% for performance in excess of such target. Details with respect to the severance and change in control provisions under the Lindstrom Employment Agreement are set forth below under “—Potential Payments Upon Termination or Change in Control”.

The Company will maintain term life insurance on the life of Mr. Lindstrom for a period of five years. Mr. Lindstrom will have the absolute right to designate the beneficiaries under his policy. The Company will pay the premium for the shorter of (i) the period of five years commencing on the later of (a) the Effective Date or (b) the date the insurance goes into effect or (ii) the period Mr. Lindstrom is employed by the Company. Premiums in respect thereof will thereafter be paid by Mr. Lindstrom.

David Shackelton

Effective October 1, 2015, David Shackelton became Senior Vice President and Chief Financial Officer. On November 18, 2015, the Company and David Shackelton entered into an employment agreement (the “D. Shackelton Employment Agreement”), effective as of September 28, 2015 (the “Effective Date”). The D. Shackelton Employment Agreement provides for a term commencing as of the Effective Date and ending December 31, 2017.

Under the terms of the D. Shackelton Employment Agreement, David Shackelton’s annual base salary is $450,000. In addition to his annual base salary, during the term of the D. Shackelton Employment Agreement, David Shackelton is eligible to participate in bonus plans or incentive compensation programs, if any, as may be in effect from time to time, at a level consistent with his position and with the Company’s then current policies and practices. For the calendar year 2015, David Shackelton was eligible to participate in a bonus program under which he will be paid: (i) an amount equal to 25% of the base salary to which he was entitled starting on January 1, 2015 and ending on August 5, 2015 upon the achievement of the financial performance targets set by the Board for 2015; and (ii) an amount equal to 75% of his aggregate base salary payable for the period commencing August 6, 2015 and ending December 31, 2015 (the “CFO Base Salary”) upon the achievement of the financial performance targets set by the Board for 2015, and up to an additional 25% of the CFO Base Salary for performance in excess of such target. Details with respect to the severance and change in control provisions under the D. Shackelton Employment Agreement are set forth below under “—Potential Payments Upon Termination or Change in Control”.

The Company will maintain term life insurance on the life of David Shackelton for a period of five years. David Shackelton will have the absolute right to designate the beneficiaries under his policy. The Company will pay the premium for the shorter of (i) the period of five years commencing on the later of (a) the Effective Date or (b) the date the insurance goes into effect or (ii) the period David Shackelton is employed by the Company. Premiums in respect thereof will thereafter be paid by David Shackelton.

Warren S. Rustand

Effective May 7, 2013, Mr. Rustand was appointed Chief Executive Officer and the Company entered into an employment agreement (the “Rustand Employment Agreement”) with Mr. Rustand with a term through December 31, 2015. The Rustand Employment Agreement replaced a letter agreement that governed his employment as interim Chief Executive Officer, except for certain bonus provisions described below. Under the Rustand Employment Agreement, Mr. Rustand was entitled to an annual base salary of $590,000, which was increased to $740,000 on December 14, 2014.

In addition, Mr. Rustand was eligible to participate in a bonus program whereby he was paid a pro-rata portion (based on the number of days during the fiscal year following May 7, 2013) of an amount equal to 75% of his annual base salary upon the achievement of a financial performance target set by the Board for 2013 and a pro-rata portion of an additional amount equal to a portion of a pool equal to 20% of the amount by which the Company exceeds such financial performance target for 2013 up to 25% of Mr. Rustand’s annual base salary. Additionally, Mr. Rustand was entitled to receive a bonus equal to 50% of his annualized based compensation specified under the prior letter agreement which was calculated, paid and pro-rated based on the number of days elapsed commencing January 1, 2013 and through May 7, 2013. Bonus opportunities for 2014 and 2015 were provided through the Company’s annual cash incentive program.

Mr. Rustand was also eligible to receive certain severance benefits in the event he is terminated by the Company without Cause (as defined by the Rustand Employment Agreement) including if such termination occurred in connection with or following a change in control.

The Rustand Employment Agreement contained restrictive covenants providing for Mr. Rustand’s non-competition, non-solicitation/non-piracy, non-disclosure and non-disparagement. The term of the non-competition and non-solicitation covenants was for a period that includes the term of the Rustand Employment Agreement, and for a period of two years after the Rustand Employment Agreement was terminated for any reason.

The Rustand Employment Agreement terminated upon Mr. Rustand’s separation with the Company, other than the provisions related to non-competition, non-solicitation, non-piracy and non-disclosure, intellectual property and non-disparagement, which by their terms survive termination.

In connection with Mr. Rustand’s resignation as Chief Executive Officer and as a board member, on May 29, 2015, Mr. Rustand and the Company entered into a separation and general release agreement (the “Rustand Separation Agreement”), which, to the extent applicable, supersedes the Rustand Employment Agreement.

Pursuant to, and subject to the terms of, the Rustand Separation Agreement, Mr. Rustand remained with the Company as a senior advisor through December 31, 2015, and continued to receive the same base salary applicable in 2015 during his tenure as Chief Executive Officer. Mr. Rustand was also eligible to receive annual performance cash awards based on previously granted performance awards related to his performance during 2015, which amount was calculated based on the same criteria and paid at the same time as payments are made in respect of similar awards to which other executives of the Company are entitled, as well as certain other benefits. As further consideration for entering into the Separation Agreement, Mr. Rustand was eligible to receive amounts payable in respect of certain outstanding PBRSUs and TBRS grants, and was eligible to exercise certain outstanding option awards.

Robert E. Wilson

Effective September 13, 2013, Mr. Wilson entered into an Employment Agreement (the “Wilson Employment Agreement”). The term of the Wilson Employment Agreement extended to December 31, 2014.

Mr. Wilson was entitled to an annual base salary of $400,000. In addition to the annual base salary during the term of the Wilson Employment Agreement, Mr. Wilson was eligible to receive an annual bonus in the amount of 50% of his base salary upon the achievement of 100% of budgeted EBITDA performance for each of the 2013 and 2014 calendar years, as determined by the Board of Directors or the Compensation Committee.

Mr. Wilson was eligible to receive certain severance benefits in the event he was terminated by the Company without Cause (as such term is defined in the Wilson Employment Agreement), including if such termination occurred in connection with or following a change in control.

The Wilson Employment Agreement contained non-competition, non-solicitation/non-piracy, non-disclosure and non-disparagement covenants. The non-competition and non-solicitation covenants applied during the term of the Wilson Employment Agreement and will apply for a period of two years after the Wilson Employment Agreement is terminated for any reason.

The Wilson Employment Agreement terminated upon Mr. Wilson’s separation with the Company, other than the provisions related to non-competition, non-solicitation, non-piracy and non-disclosure, intellectual property and non-disparagement, which by their terms survive termination.

In connection with Mr. Wilson’s resignation as Chief Financial Officer, the Company and Mr. Wilson entered into an Employment and Separation Agreement (the “Wilson Separation Agreement”), dated February 2, 2015, which provided for the termination of Mr. Wilson’s employment with Providence effective March 20, 2015. Details with respect to the benefits provided to Mr. Wilson under the Wilson Separation Agreement are set forth below under “—Potential Payments Upon Termination or Change in Control”.

Michael-Bryant Hicks

Effective February 25, 2016, Mr. Hicks resigned his position as Senior Vice President and General Counsel of the Company. On January 6, 2014, Mr. Hicks was appointed Senior Vice President and General Counsel, and the Company entered into a letter agreement (the “Hicks Offer Letter”). Under the Hicks Offer Letter, Mr. Hicks was entitled to an annual base salary of $350,000. In addition to an annual base salary, Mr. Hicks was eligible to participate in bonus plans or incentive compensation programs, if any, as may be in effect from time to time, at a level consistent with his position and with the Company’s then current policies and practices.

In addition, Mr. Hicks was eligible to participate in a bonus program whereby he would be paid an amount equal to 75% of his annual base salary, measured on a similar basis to that of other senior executives. Mr. Hicks was also entitled to earn an additional bonus of up to 25% of his base salary through sharing with other eligible executive officers 20% of the amount, if any, by which EBITDA of the Company exceeded the EBITDA target, after expensing the actual bonus amounts (including the additional bonus opportunity).

Per the Hicks Offer Letter, Mr. Hicks was eligible to receive benefits on the same basis as others in the senior executive group, including life insurance and disability coverage.

Mr. Hicks was also eligible to receive certain severance benefits equal to two times his base salary in the event he is terminated by the Company without cause if such termination occurred in connection with or following a change in control. In connection with his resignation of his position with the Company in 2016, Mr. Hicks is no longer eligible for severance payments.

In connection with Mr. Hicks’ resignation, on February 15, 2016, Mr. Hicks and the Company entered into the Hicks Separation Agreement, effective February 8, 2016, which, to the extent applicable, superseded the Hicks Offer Letter. Details with respect to the benefits provided to Mr. Hicks under the Hicks Separation Agreement are set forth below under “—Potential Payments Upon Termination or Change in Control”.

Herman Schwarz

On March 24, 2014, we entered into a new employment agreement with Mr. Schwarz (the “Schwarz Employment Agreement”). The Schwarz Employment Agreement commenced upon the expiration of the then existing employment agreement with him on March 22, 2014 and expired on March 21, 2016. Subsequently, the Schwarz Employment Agreement was extended until July 31, 2016.

Among other things, the Schwarz Employment Agreement includes provisions for compensation and benefits (including term life insurance maintained by Providence for Mr. Schwarz’s benefit) and restrictive covenants as well as severance in the event of termination of employment under certain circumstances and a payment upon certain termination events in connection with or following a change in control. Details with respect to the severance and change in control provisions are set forth below under “—Potential Payments Upon Termination or Change in Control.”

Mr. Schwarz is entitled to an annual base salary of $500,000. The annual base salary paid to Mr. Schwarz is reviewed at least annually by the Board and the Compensation Committee or other applicable committee of the Board in accordance with our compensation polices and guidelines and may be modified as a result of such review at the sole discretion of the Board and/or the Compensation Committee. Mr. Schwarz’s agreement provided that he was also eligible to participate in a bonus program whereby he would be paid an amount equal to 75% of his annual base salary, measured on a similar basis to that of other senior executives. Mr. Schwarz was entitled to earn an additional bonus of up to 25% of his base salary through sharing with other eligible executive officers 20% of the amount, if any, by which EBITDA of the Company exceeded the EBITDA target, after expensing the actual bonus amounts (including the additional bonus opportunity). This bonus eligibility was replaced by the Senior Executive LTIP.

The Schwarz Employment Agreement contains restrictive covenants providing for Mr. Schwarz’s non-competition, non-solicitation/non-piracy and non-disclosure. The term of the non-competition and non-solicitation covenants is for a period that includes the term of the Schwarz Employment Agreement and for a period of 18 months after the Schwarz Employment Agreement is terminated for any reason.

Justina Uzzell

Effective March 5, 2014, Ms. Uzzell was appointed Senior Vice President and Chief People Officer and the Company entered into a letter agreement (the “Uzzell Offer Letter”) with Ms. Uzzell. Under the Uzzell Offer Letter, Ms. Uzzell is entitled to an annual base salary of $250,000.

In addition, Ms. Uzzell was eligible to participate in a bonus program whereby she would be paid an amount equal to 25% of her annual base salary at the sole discretion of the Company.

Outstanding Equity Awards at December 31, 2015

The following table reflects the equity awards granted by us to the NEOs outstanding at December 31, 2015:

	Option Awards				Stock Awards

Name and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisa- ble (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(5)
James M. Lindstrom
6/1/15 (6)	—	—	—	—	3,453	162,015	—	—
8/6/15	—	11,319	44.17	8/6/20	—	—	—	—
8/6/15	—	—	—	—	—	—	287,734	13,500,479

David Shackelton
9/11/14	33,333	16,667	43.81	9/11/24	—	—	—	—
8/6/15	—	11,319	44.17	8/6/20	—	—	—	—
8/6/15	—	—	—	—	—	—	143,867	6,750,339

Warren S. Rustand (7)
9/11/14	133,333	—	43.81	6/30/18	—	—	—	—

Justina Uzzell
12/15/14	—	10,000	36.27	3/31/18	—	—	—	—
8/6/15	—	—	—	—	—	—	53,950	2,531,334

Michael-Bryant Hicks (8)
3/7/14	—	—	—	—	1,431	67,143	2,835	133,018
3/18/15	—	—	—	—	1,211	56,820	1,598	74,987
8/6/15	—	—	—	—	—	—	53,950	2,531,334

Herman M. Schwarz (9)
6/9/08	8,898	—	26.14	6/9/18	—	—	—	—
5/15/09	3,000	—	11.72	5/15/19	—	—	—	—
5/20/10	30,000	—	17.35	5/20/20	—	—	—	—
3/14/11	12,000	—	14.72	3/14/21	—	—	—	—
3/28/13	—	—	—	—	1,791	84,034	—	—
3/7/14	—	—	—	—	2,296	107,728	4,546	213,298
3/18/15	—	—	—	—	2,210	103,693	2,918	136,891

(1)

The options expire ten years from the date of grant (except for the options granted to Messrs. Lindstrom and David Shackelton, which expire five years from the date of grant, and the options granted to Ms. Uzzell in 2014 which expire on the later of March 31, 2018 or the 30th trading day after December 31, 2017 that is not in a blackout period pursuant to the Company’s applicable insider trading policy). The options have an exercise price equal to the closing market price of our Common Stock on the date of grant. The unvested options granted to Messrs. Lindstrom and David Shackelton on August 6, 2015 cliff vest on August 6, 2018, the unvested options granted to David Shackelton on September 11, 2014 vest on June 30, 2016, and the unvested options granted to Ms. Uzzell on December 15, 2014 cliff vest on December 31, 2017.

(2)	Represents unvested restricted stock awards that vest as follows:

Award	Grant Date	Vesting
Restricted Stock	3/28/13	1/3 per year beginning on the anniversary of the grant
Restricted Stock	3/7/14	1/3 per year beginning on the anniversary of the grant
Restricted Stock	3/18/15	1/3 per year beginning on the anniversary of the grant
Restricted Stock	6/1/15	January 26, 2016

(3)	The market value of the unvested restricted stock awards was calculated using the closing market price of our Common Stock on December 31, 2015.

(4)

Represents (a) potential estimated maximum pay out under the Holdco LTI Plan, payable following the performance period ending December 31, 2017 granted in 2015, and (b) unvested PBRSUs granted during 2014 and 2015, at the threshold performance level, that vest on December 31, 2016 and December 31, 2017, respectively.

(5)

The market value of the unvested, unearned Holdco LTI Plan shares that would be issuable assuming performance at the maximum payout and PBRSUs was calculated, assuming performance at threshold, in each case using the closing market price of our Common Stock on December 31, 2015.

(6)

Mr. Lindstrom also holds 6,827 restricted stock units that have vested, but will not be issued to him until the earlier of (a) the third anniversary of the date of grant and (b) six months following the termination of his employment.

(7)	Upon Mr. Rustand’s separation on December 31, 2015, he forfeited 66,667 unvested stock options with an exercise price of $43.81, 6,406 unvested restricted stock awards and 31,899 unvested PBRSUs.

(8)	Upon Mr. Hicks’ separation on February 25, 2016, he forfeited 1,522 unvested restricted stock awards and 13,434 unvested PBRSUs.

(9)

On December 30, 2008, the Board, upon recommendation of the Compensation Committee, approved the acceleration of the vesting dates of all outstanding unvested stock options and restricted stock previously awarded to eligible directors, employees and consultants, including stock options and restricted stock awards granted to the Named Executive Officers effective December 30, 2008. All other terms of the stock options and restricted stock remained the same.

Option Exercises and Stock Vesting Table

The following table provides additional information about the value realized by the Named Executive Officers on option award exercises and stock and PBRSU award vesting during the year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James M. Lindstrom (1)	11,319	-	81	3,909
David Shackelton	11,319	19,242	-	-
Warren S. Rustand (2)	32,314	1,174,892	7,312	312,185
Robert Wilson	45,000	1,723,230	-	-
Michael Bryant-Hicks	-	-	716	31,905
Herman M. Schwarz	20,825	790,547	15,583	717,656

(1)

In addition, Mr. Lindstrom had 6,827 shares of RSUs that vested during 2015 that had a value of $320,180 on the date of vesting. These shares will not be issued to him until the earlier: of (a) the third anniversary of the date of grant and (b) six months following termination. Therefore, no value was realized upon vesting.

(2)	The number of shares acquired on vesting and value realized on vesting for Mr. Rustand include awards granted to him as both a director and executive officer.

Non-qualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in last FY($) (1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FY ($)(3)
James Lindstrom	—	320,180	143	—	320,323

(1)

Represents the value of shares of RSUs that vested in 2015 but, pursuant to the terms of Mr. Lindstrom’s employment agreement, will not be issued to him until the earlier of (a) the third anniversary of the date of grant and (b) six months following the termination of his employment. The RSUs are reported in the “Summary Compensation Table” for 2015 (the year of grant) as well.

(2)

Reflects the change in the Company’s stock price applicable to 3,454 RSUs from $45.57 on July 26, 2015 to $46.92 on December 31, 2015, net of the change in the Company stock price applicable to 3,373 RSUs from $48.26 on June 1, 2015 to $46.92 on December 31, 2015.

(3)	Based on the aggregate value of the vested RSUs not yet delivered at December 31, 2015.

Previously we maintained a deferred compensation plan to compensate for the inability of certain of our highly compensated employees to take full advantage of our 401(k) plan. None of our Named Executive Officers participated in this plan and it was terminated in December 2015.

Potential Payments Upon Termination or Change in Control

General

Each NEO’s employment agreement, other than Mr. Hicks’ and Ms. Uzzell’s Offer Letters, provides for severance payments in the event of termination of employment under certain circumstances and, each NEO’s employment agreement, other than Ms. Uzzell’s Offer Letter, provides for a payment in the event of a change in control (none of which include excise tax gross-ups).

The receipt of the payments and benefits to the NEOs under the employment agreements are generally conditioned upon their complying with non-competition, non-solicitation/non-piracy and non-disclosure provisions. By the terms of such agreements, the executives acknowledge that a breach of some or all of the covenants described therein will entitle us to injunctive relief restraining the commission or continuance of any such breach, in addition to any other available remedies.

The Compensation Committee considered certain legal and tax provisions, fairness to stockholders, tenure of each executive officer and general corporate practice to select the events that will trigger payments under the employment agreements noted below.

Severance Payments

James Lindstrom and David Shackelton

Under their respective employment agreements, Messrs. Lindstrom and David Shackelton would be eligible to receive a severance benefit, upon executing a general release in favor of us in the event of a termination of the executive officer by us without Cause (as defined below). The severance payment to which Mr. Lindstrom will be entitled is equal to (i) the lesser of (a) his base salary that would have been paid from the date of termination through December 31, 2017 and (b) his base salary in effect at termination, or, (ii) if greater, a payment of six months of base salary, and any bonus earned for the prior completed fiscal year, but not yet paid, and a pro-rata portion of any bonus earned for the then fiscal year through the date of termination. The severance payment to which David Shackelton will be entitled is equal to twelve months’ base salary and any bonus earned for the prior completed fiscal year, but not yet paid, and a pro-rata portion of any bonus earned for the then fiscal year through the date of termination.

Under the employment agreements with Messrs. Lindstrom and David Shackelton, “Cause” is defined as:

●

Fraud or theft committed by the employee against us or any of our subsidiaries, affiliates, joint ventures and related organizations, including any entity managed by us (collectively referred to as “Affiliates”), or commission of a felony or any crime involving fraud or moral turpitude; or

●	Gross negligence of the employee or willful misconduct by the employee that results, in either case, in material economic or reputational harm to us or our Affiliates; or

●	Breach of any provision by the employee of the employment agreement or breach of any fiduciary duty or duty of loyalty owed to us or our Affiliates; or

●

Conduct of the employee tending to bring us or our Affiliates into public disgrace or embarrassment, or which is reasonable likely to cause one or more of its customers or clients to cease doing business with, or reduce the amount of business with, the Company or its Affiliates; or

●

Neglect or refusal by the employee to perform duties or responsibilities as directed by us, the Board or any executive committee established by the Board, or violation by the employee of any express direction of any lawful rule or regulation established by us or the Board or any committee established by the Board which is consistent with the scope of the employee’s duties under the employment agreement, if such failure, refusal, or violation continues uncured for a period 10 days after written notice from us to the employee specifying the failure, refusal, or violation and our intention to terminate the employment agreement for Cause; or

●	Commission of any acts or omissions by the employee resulting in or intended to result in direct material personal gain to the employee at our or our Affiliates’ expense; or

●	Employee materially compromises our or our Affiliates’ trade secrets or other confidential and proprietary information.

Action or inaction by the employee is not considered “willful” unless done or omitted by him intentionally and without his reasonable belief that his action or inaction was in our or our Affiliates’ best interests, and does not include failure to act by reason of total or partial incapacity due to physical or mental illness.

Justina Uzzell

Ms. Uzzell will not be entitled to severance payments pursuant to the Uzzell Offer Letter.

Michael-Bryant Hicks

Pursuant to the Hicks Offer Letter, Mr. Hicks was eligible for a lump sum payment, equal to two times Mr. Hicks’ then current base salary, on the same basis and terms as applicable to the Company’s senior executives, upon termination by the Company without cause following a change in control of the Company. Mr. Hicks stepped down from his position, effective February 25, 2016, and in accordance with the Hicks Separation Agreement, Mr. Hicks is no longer entitled to the change of control benefit.

Herman Schwarz

Under the Schwarz Employment Agreement, Mr. Schwarz will be eligible to receive a severance benefit equal to one and one half times his base salary then in effect, upon executing a general release in favor of us in the event of a termination either by us without Cause, or by Mr. Schwarz for Good Reason (each as defined below).

Under the Schwarz Employment Agreement, “Cause” is defined as:

●

Fraud or theft committed by the employee against us or any of our subsidiaries, affiliates, joint ventures and related organizations, including any entity managed by us (collectively referred to as “Affiliates”), or commission of a felony; or

●	Gross negligence of the employee or willful misconduct by the employee that results, in either case, in material economic harm to us or our Affiliates; or

●

Breach of any provision by the employee of the Schwarz Employment Agreement or breach of any fiduciary duty or duty of loyalty owed to us or our Affiliates, if such breach continues uncured for a period 10 days after written notice from us to the employee specifying the failure, refusal, or violation and our intention to terminate the Schwarz Employment Agreement for Cause; or

●	Conduct of the employee tending to bring us or our Affiliates into public disgrace; or

●

Neglect or refusal by the employee to perform duties or responsibilities as directed by us, the Board or any executive committee established by the Board, or violation by the employee of any express direction of any lawful rule or regulation established by us or the Board or any committee established by the Board which is consistent with the scope of the employee’s duties under the Schwarz Employment Agreement, if such failure, refusal, or violation continues uncured for a period 10 days after written notice from us to the employee specifying the failure, refusal, or violation and our intention to terminate the Schwarz Employment Agreement for Cause; or

●	Commission of any acts or omissions by the employee resulting in or intended to result in direct material personal gain to the employee at our or our Affiliates’ expense; or

●	Employee materially compromises our or our Affiliates’ trade secrets or other confidential and proprietary information.

Cause does not include a bona fide disagreement over a corporate policy, so long as the employee does not willfully violate on a continuing basis specific written directions from the Board or any executive committee of the Board, which directions are consistent with the provisions of the Schwarz Employment Agreement. Action or inaction by the employee is not considered “willful” unless done or omitted by him intentionally and without his reasonable belief that his action or inaction was in our or our Affiliates’ best interests, and does not include failure to act by reason of total or partial incapacity due to physical or mental illness.

Under the Schwarz Employment Agreement, “Good Reason” is defined as:

●

The assignment to the employee by us of any duties inconsistent with the employee’s status with us or a substantial alteration in the nature or status of the employee’s responsibilities from those in effect on the effective date of the Schwarz Employment Agreement, or a reduction in the employee’s titles or offices as in effect on the effective date of the Schwarz Employment Agreement, except in connection with the termination of his employment for Cause or disability or as a result of the employee’s death, or by the employee other than for Good Reason, or our establishment of a new office to which the employee may be asked to report, or our hiring of a President or other officer which may result in the reassignment of some of the employee’s duties to someone in our employ below the level of the employee; or

●

A reduction by us in the employee’s base salary as in effect on the effective date of the Schwarz Employment Agreement or as the same may be increased from time to time during the term of the employment agreement; or

●	The relocation of the employee to one of our offices located outside of the greater metropolitan area of Atlanta, GA; or

●

Any material breach by us of a material term or provision contained in the Schwarz Employment Agreement, which breach is not cured within thirty (30) days following the receipt by the Board of written notice of such breach.

The table below includes a description and the amount of estimated payments and benefits that would be provided by us (or our successor) to each of the NEOs employed by us as of December 31, 2015, under the employment agreements or offer letters, assuming that such agreement had been in effect and the termination circumstance occurred on December 31, 2015 and did not involve a Change in Control (as defined below):

	Reason for Termination of Employment
Named Officer and Nature of Payment	Voluntary by Executive $	Termination by Us without Cause or Termination by Executive for Good Reason (2) $	Cause $	Death $	Disability $
James M. Lindstrom
Total cash payment	-	650,000	-	-	-
Cost of continuation of benefits	-	-	-	-	-
Value of accelerated stock option and stock awards (1)	-	-	-	-	-
Total	-	650,000	-	-	-
David Shackelton
Total cash payment	-	450,000	-	-	-
Cost of continuation of benefits	-	-	-	-	-
Value of accelerated stock option and stock awards (1)	-	-	-	-	-
Total	-	450,000	-	-	-
Michael-Bryant Hicks:
Total cash payment	-	-	-	-	-
Cost of continuation of benefits	-	-	-	-	-
Value of accelerated stock option and stock awards (1)	-	-	-	-	-
Total	-	-	-	-	-
Herman M. Schwarz:
Total cash payment	-	750,000	-	-	-
Cost of continuation of benefits	-	-	-	-	-
Value of accelerated stock option and stock awards (1)	-	-	-	-	-
Total	-	750,000	-	-	-

_________________

(1)	Except for the equity-based awards granted to each NEO in 2015, 2014 and 2013, all equity awards were vested at December 31, 2015.

(2)

Only the employment agreement with Mr. Schwarz provides for severance for termination by the executive for “Good Reason.” The employment agreements for Messrs. Lindstrom, David Shackelton and Hicks do not provide for severance for termination by the executive for “Good Reason.”

In connection with Mr. Rustand’s resignation as Chief Executive Officer and as a board member, on May 29, 2015, Mr. Rustand and the Company entered into the Rustand Separation Agreement, which, to the extent applicable, superseded the Rustand Employment Agreement, including applicable severance provisions. Pursuant to the Rustand Separation Agreement, Mr. Rustand remained with the Company as a senior advisor through December 31, 2015, and received the same base salary applicable in 2015 during his tenure as Chief Executive Officer. Mr. Rustand was also eligible to receive annual performance cash awards based on previously granted performance awards related to his performance during 2015, which amount was calculated based on the same criteria and paid at the same time as payments are made in respect of similar awards to which other executives of the Company are entitled, as well as certain other benefits. As further consideration for entering into the Rustand Separation Agreement, Mr. Rustand was eligible to receive amounts payable in respect of certain outstanding PBRSUs and TBRS grants, and was eligible to exercise certain outstanding option awards.

In connection with Mr. Wilson’s resignation as Chief Financial Officer, the Company and Mr. Wilson entered into the Wilson Separation Agreement, which provided for the termination of Mr. Wilson’s employment with Providence effective March 20, 2015. Under the Wilson Separation Agreement, Mr. Wilson was entitled to the following: (i) his base salary through the Resignation Effective Date, as provided in the Wilson Employment Agreement; (ii) subject to Mr. Wilson’s execution of a release agreement, an amount based on the annual performance cash bonus award relating to the performance of Providence during 2015, pro-rated for the number of days during the fiscal year prior to the effective date of his resignation, which amount was to be calculated based on the same criteria and paid at the same time as payments made in respect to similar awards to which other executives of the Company are entitled; (iii) reimbursement for any reasonable expenses incurred prior to the effective date of his resignation and (iv) the benefits to which Mr. Wilson was entitled during the term of the Employment Agreement, as well as certain other benefits as set forth in the Wilson Separation Agreement. These payments satisfied the requirements of Mr. Wilson’s Employment Agreement with Providence.

Change in Control Payments

Certain payment provisions of the employment agreements, except the Uzzell Offer Letter, are also triggered by a “Change in Control.” Under the employment agreements with Messrs. Lindstrom, David Shackelton, and Schwarz a “Change in Control” is defined as an event or events, in which:

●

any “person” as defined in Sections 13(d) and 14(d) of the Exchange Act (other than (i) us or our subsidiaries, (ii) any fiduciary holding securities under our employee benefit plan or our subsidiaries, or (iii) any company owned by our stockholders), is or becomes the “beneficial owner” of 50% (25% in the case of Mr. Schwarz) or more of our voting outstanding securities;

●

we consummate (i) mergers or consolidations as more specifically described in the employment agreements, (ii) a liquidation or (iii) the sale or disposition of all or substantially all of our assets; or

●	in the case of Mr. Schwarz, a majority of our directors are replaced in certain circumstances during any period of two consecutive years.

Mr. Lindstrom’s employment agreement entitles him to receive (i) the product of two multiplied by his twelve-month base salary; and (ii) a pro-rata portion of any bonus earned for the then fiscal year through the date of termination if a Change in Control occurs during the agreement term and after such Change in Control but prior to the end of the term, he is terminated without Cause.

David Shackelton’s employment agreement entitles him to receive twelve months’ base salary and a pro-rata portion of any bonus earned for the then fiscal year through the date of termination if a Change in Control occurs during the agreement term and after such Change in Control but prior to the end of the term, he is terminated without Cause.

Prior to their resignations from the Company, each of Messrs. Rustand’s and Wilson’s employment agreements would have entitled them to receive (i) the greater of (a) annual base salary through the end of the term of the employment agreement or (b) 50% of annual base salary, and (ii) a pro-rata portion of any bonus earned prior to termination if a Change in Control occurs during the agreement term and after such Change in Control but prior to the end of the term, they are terminated without Cause. However, Mr. Wilson stepped down from his position, effective as of January 14, 2015, and in accordance with the Wilson Separation Agreement, Mr. Wilson is no longer entitled to this change of control benefit. Mr. Rustand stepped down from his position, effective June 1, 2015, and in accordance with the Rustand Separation Agreement, Mr. Rustand is no longer entitled to this change of control benefit.

In the event of a Change in Control of the Company during the term of the Schwarz Employment Agreement, and prior to the 24 month anniversary of the consummation date of the Change in Control (i) we terminate Mr. Schwarz’s employment without Cause, (ii) Mr. Schwarz terminates his employment for Good Reason, in lieu of any other amounts payable under the Schwarz Employment Agreement, or (iii) Mr. Schwarz’s agreement expires by its terms and we do not offer to renew the agreement for an additional term to expire no earlier than the 24 month anniversary of the consummation date of the Change in Control, Mr. Schwarz would receive a lump sum payment equal to two times the average of his annual W-2 compensation from us for the most recent five taxable years ending before the effective date of a Change in Control. The lump sum payment will be paid to Mr. Schwarz within ten days of his termination of employment following the Change in Control.

Upon a Change in Control each of Messrs. Lindstrom and Schwarz is and Messrs. Hicks, Rustand and Wilson were, entitled to an accelerated vesting and payment of stock options, restricted stock and target PBRSU awards granted to that executive officer. However, if the sum of any lump payments, the value of any accelerated vesting of stock options and restricted stock awards, and the value of any other benefits payable to the executive officer, would constitute an “excess parachute payment” (as defined in Section 280G of the IRC), then such lump sum payment or other benefit will be reduced to the largest amount that will not result in receipt by the executive officer of a parachute payment. Mr. Wilson stepped down from his position, effective as of January 14, 2015, and in accordance with the Wilson Separation Agreement dated February 2, 2015, Mr. Wilson is no longer entitled to this change of control benefit. Mr. Rustand stepped down from his position, effective June 1, 2015, and in accordance with the Rustand Separation Agreement dated May 29, 2015, Mr. Rustand is no longer entitled to this change of control benefit.

The Hicks Offer Letter entitled Mr. Hicks to compensation equal to two times Mr. Hicks’ then applicable base salary, in a lump sum, on the same basis and terms as would be the case for senior executives of the Company. Mr. Hicks stepped down from his position, effective February 25, 2016, and in accordance with the Hicks Separation Agreement, Mr. Hicks is no longer entitled to the change of control benefit.

The following table quantifies the estimated maximum amount of payments and benefits under the employment agreements, offer letters, and agreements relating to awards granted under our 2006 Plan to which the NEOs employed by us as of December 31, 2015 would have been entitled upon a Change in Control of our Company that occurred on December 31, 2015 and termination of employment.

Name	Change in Control Payment ($)	Value of Accelerated Vesting of Equity Awards ($)	Total Termination Benefits (1) ($)
James M. Lindstrom	1,300,000	24,931	1,324,931
David Shackelton	450,000	24,852	474,852
Justina Uzzell	-	27,572	27,572
Michael-Bryant Hicks	700,000	644,407	1,344,407
Herman M. Schwarz	1,082,368	1,774,306	2,856,674

(1)	No value has been assigned to any provisions of the employment agreements that remain in force following the Change in Control.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote, on a non-binding advisory basis, on the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s compensation disclosure rules.

The Compensation Committee has considered that the holders of over 86.1% of the votes cast at our 2015 annual meeting of stockholders on an advisory basis approved the compensation of our NEOs as disclosed in the proxy statement for that annual meeting.

As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis,” above, our executive compensation programs are designed to attract, motivate, and retain our NEOs, who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” beginning on page 28 for additional details about our executive compensation programs, including information about the fiscal year 2015 compensation of our NEOs.

We believe that the compensation programs offered to our NEOs should support the creation of stockholder value and achievement of our financial goals. Accordingly, our guiding compensation principles focus on:

●	attracting and retaining high-performance leaders;
●	aligning the interests of our executives with those of our stockholders;
●	linking a meaningful portion of executive compensation to performance; and
●	awarding a significant portion of compensation based on at-risk opportunities tied to stockholder returns.

Our Compensation Committee has a long history of performance based pay practices and considers numerous factors when setting compensation for our NEOs including:

●	Actual and adjusted EBITDA, earnings per share, return on equity performance, and stockholder value created;
●	Goals and objectives set for each executive officer at the beginning of the year; and
●	Recommendations of an independent third party executive compensation consultant.

Other considerations include individual performance, internal pay comparisons within the executive group at the Company, overall financial performance of the Company, and market data.

Performance based portions of our executive compensation for any given year are awarded primarily based on the respective prior year financial performance. Our annual incentive cash compensation and equity-based compensation programs are designed to be performance-based incentives requiring achievement of performance goals set by the Board in order to earn payouts. Our new long-term incentive program is designed to drive extraordinary stockholder value and reward our executives for substantial stockholder value creation. This multi-year program rewards our executives only for sustained returns exceeding 8% compounded annual growth over a specified period. We believe this structure encourages an ownership mentality that incentivizes our management to create stockholder value over a multi-year period.

Our Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2015 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Company values the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board unanimously recommends that you vote “FOR” the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015 was the firm of KPMG LLP. The Audit Committee of the Board has selected KPMG as its independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2016.

Although we are not required to do so, we believe that it is appropriate for us to request stockholder ratification of the appointment of KPMG as our independent registered public accounting firm. If stockholders do not ratify the appointment, though it may nevertheless retain KPMG, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment. In addition, even if the stockholders ratify the selection of KPMG, the Audit Committee may in its discretion appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interest of the Company.

The Company has been advised that representatives of KPMG will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

PROPOSAL 4 – APPROVAL OF ADOPTION OF THE AMENDED 2006 LONG-TERM INCENTIVE PLAN

At the 2016 Annual Meeting, our stockholders are being asked to approve amendments to The Providence Service Corporation 2006 Long-Term Incentive Plan (as amended and restated June 30, 2015, the “2006 Plan”) that are described below, including, among other things:

●	To increase the number of shares authorized for issuance under the 2006 Plan to 5,400,000;
●

To clarify that the individual award limits under the 2006 Plan (which appear under a heading “Section 162(m) Limits”) apply only to awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code;

●

To increase the 2006 Plan’s limit of such cash-based awards to any individual to a level that will enable us to reward shareholder value creation and to offer market-based compensation consistent with our competitors; and

●	To extend the term of the Plan until May 25, 2026.

If our stockholders approve these amendments to the 2006 Plan, it will allow us to use the additional shares and the increased limit to retain and hire key employees who we expect to assist the Company in achieving its corporate and financial goals, including increasing intrinsic value on a per share basis, while also affording us the opportunity to qualify for a federal income tax deduction under Section 162(m) of the Code for certain performance-based compensation paid under the 2006 Plan.

In addition, we are proposing to add a clawback provision to the 2006 Plan that will allow us to recover compensation paid under the 2006 Plan, if required by applicable law, including Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Dodd-Frank and Wall Street Reform and Consumer Protection Act of 2010 and Section 304 of the Sarbanes-Oxley of 2002, or our clawback policy. Furthermore, we are proposing to allow our Compensation Committee to decide at the time an award is granted under the 2006 Plan that if a change in control occurs the award may be assumed or substituted by the acquiring or surviving company, rather than automatic acceleration and cashout of the award. We are also proposing amendments that build upon existing provisions in the 2006 Plan to ensure that the value of outstanding awards under the 2006 Plan will not be diminished or enlarged following extraordinary corporate events that affect the Company’s common stock. Finally, we believe that the definition of change in control in the 2006 Plan is more limiting than is customary and denies our employees protection from a hostile takeover, and therefore we are proposing to amend the definition of change in control in the 2006 Plan to provide that a change in control will include a change in the majority of the Board within a consecutive two year period that is not approved by at least two-thirds of the incumbent board.

The 2006 Plan is intended to advance the interests of the Company and its stockholders by providing for the grant of stock-based and other incentive awards to enhance the Company’s ability to attract and retain employees, directors, consultants, advisors and others who are in a position (i) to make contributions to the success of the Company and its affiliates and (ii) to encourage such persons to take into account the long-term interests of the Company and its stockholders through ownership of the Company’s common stock or securities with value tied to common stock. Accordingly, generally, we intend for awards under the 2006 to be limited to approximately 30 executives who participate in the Plan through the Holdco LTI Plan or the Senior Executive LTIP and to nonemployee directors (of whom there are currently 4). However, the 2006 Plan allows us the flexibility to grant or award stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, stock units, including restricted stock units, and performance awards, in cash or stock, to other eligible persons. Also, the 2006 Plan allows us to make awards that qualify as performance-based compensation under Section 162(m) of the Code. Under Section 162(m) of the Code, in order for the Company to deduct compensation paid in any year to a “covered employee” that exceeds $1,000,000, such compensation must qualify as “performance-based.” Section 162(m) of the Code defines a covered employee as a company’s chief executive officer or any of such company’s three other most highly compensated executive officers who are named in the proxy statement, not including the chief financial officer.

On June 13, 2016, upon recommendation of our Compensation Committee, the Board adopted, subject to stockholder approval, amendments to the 2006 Plan to, among other things: (i) increase the share reserve by 1,000,000 shares of the Company’s common stock, so that a total of 5,400,000 ordinary shares of the Company (including awards outstanding as of the date of the Annual Meeting) may be issued under the 2006 Plan, (ii) clarify, consistent with the intent of the 2006 Plan, that individual stock-based and cash-based limits in the 2006 Plan apply only to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, (iii) increase the maximum cash amount that may be paid as performance-based compensation for purposes of Section 162(m) of the Code to $10,000,000, (iv) extend the term of the 2006 Plan until May 25, 2026, (v) make certain changes to the change in control and adjustment provisions in the 2006 Plan and (vi) add clawback provisions to the 2006 Plan (collectively, the “2006 Plan Amendments”).

Without giving effect to these amendments, our stockholders have previously approved a pool of 4,400,000 shares of the Company’s common stock under the 2006 Plan, subject to adjustment upon certain changes of our capital structure. This increase of 1,000,000 shares is intended to meet our anticipated needs in the next three to five years and to successfully attract and retain the best possible candidates for employment with the Company during that time. Also, going forward, if we grant the full amount of the available shares under the 2006 Plan, either as full value shares or options or a mix, those grants will be counted on a one for one basis against the authorized share pool of the 2006 Plan (which is a departure from our prior practice). The 2006 Plan Amendments will also confirm that the 2006 Plan will not recycle shares underlying awards under the 2006 Plan that are withheld by the Company for participants’ taxes or tendered to the Company by participants to pay the exercise price for stock options. In 2015, we introduced the Holdco LTI Plan (as described above under “Executive Compensation—2015 Executive Compensation Program Decisions—Long Term Incentives—Holdco LTI Plan”), which uses a significant portion of the shares currently available under the 2006 Plan. We believe an increase in shares under the 2006 Plan is appropriate and necessary for ongoing equity grants, as well as new hires, promotions and special situations, and also to position the Company for a second iteration of the Holdco LTI Plan at the end of the 2017 fiscal year when the current Holdco LTI Plan ends.

In addition, the 2006 Plan allows us to pay short-term or long-term cash awards, but, under the 2006 Plan, no cash award to any individual may exceed $750,000. This cash-based limit was included in the 2006 Plan for purposes of allowing certain compensation paid under the 2006 Plan to qualify as performance-based compensation under Section 162(m) of the Code (as indicated by the heading to that section in the 2006 Plan), and for that purpose the limit is required only for our executives who are “covered employees” under Section 162(m) of the Code for any completed tax year or who may become covered employees in any future tax year. However, the 2006 Plan applies this limit on cash awards to all participants in the 2006 Plan. We anticipate that this cash limit will be insufficient for our short-term and long-term compensation needs. For example, in 2015, we introduced the Senior Executive LTIP, a three year plan, which provides for cash awards to certain executives at the Company’s subsidiaries (as described above under “Executive Compensation—2015 Executive Compensation Program Decisions—Long Term Incentives—Senior Executive Long Term Incentive Plan”). Therefore, in order to incentivize and retain our management team and raise this limit to a competitive level, we are proposing to increase the annual limit on cash awards under the 2006 Plan to $10 million and, as noted above, to clarify that it applies only to cash awards intended to qualify as performance-based compensation under Section 162(m) of the Code, which requires a limit in order to qualify for a federal income tax deduction. Similarly, while the 2006 Plan provides that no individual participant may receive more than 800,000 shares in any fiscal year, this too was a limit intended to apply to participants who are or may become “covered employees” under Section 162(m). Therefore, we are also proposing that this individual share limit apply only to stock-based awards intended to qualify as performance-based compensation for Section 162(m) of the Code.

We anticipate that approval of the 2006 Plan Amendments will allow the Company, in the Compensation Committee’s discretion, to structure awards, including short-term or long-term cash bonuses, in a manner that is exempt as performance-based compensation from the $1,000,000 deduction limitation imposed by Section 162(m) of the Code, and which we believe will be advantageous to the Company’s stockholders. However, even if our stockholders approve this Proposal 4, there can be no assurance that particular awards granted under the 2006 Plan will satisfy the requirements of Section 162(m) of the Code and be deductible, and nothing in this proposal precludes the Company from granting awards that do not satisfy those requirements. See below “—Federal Income Tax Consequences.”

We are seeking stockholder approval of the 2006 Plan Amendments in order to help position the Company to use the 2006 Plan for incentivizing, retaining and recruiting employees who we expect to assist the Company in achieving its corporate and financial goals, including increasing intrinsic value on a per share basis, and, as evidenced by the addition of the clawback provisions, to improve the Company’s ability to recover incentive compensation from participants if it is required by applicable law to do so or if the Compensation Committee otherwise determines, within its authorized discretion, to do so.

Equity Dilution and Burn Rate of the 2006 Plan

We believe that our recent share usage and equity dilution are within market range, and we expect this will continue be the case after the proposed increase of 1,000,000 shares to the 2006 Plan. Specifically, dilution from the 2006 Plan, without giving effect to the proposed share increase of the 2006 Plan Amendments, of 12.9% is below the peer group median of 15.2%. After giving effect to the share increase proposed in the 2006 Plan Amendments and assuming that the increased shares cover the Company’s needs for three to five years, the dilution from the 2006 Plan will be 19.6%, which is below the peer group 75th percentile of 19.9%. We have calculated this 19.6% dilution on the basis, as of the Record Date, of 14,826,760 shares of Stock outstanding (excluding treasury shares of 2,394,898), 467,267 stock options outstanding, 91,574 unvested restricted stock and performance restricted stock units (at maximum levels) outstanding, 15,140 vested but unissued RSUs and restricted stock awards outstanding, 1,337,605 shares available for grant under the 2006 Plan (from the previously approved pool of 4,400,000 shares) and 1,000,000 proposed additional shares to be available for grant. Additional detail about the percentage of these outstanding awards held by current and former management, respectively, is shown in the table below.

Actual future equity dilution under the 2006 Plan will be impacted by the following factors, among others:

●	The number and types of awards that are actually granted under the 2006 Plan and that are outstanding at any time.
●	The price of the Company’s common stock when determining the value of the equity grants to be awarded to participants.
●	The number of performance-based share awards under our multi-year LTI plans actually earned and paid out.
●	The extent to which the Company conducts share buybacks, which mitigate potential equity dilution.

For more detail about our multi-year LTI plans, see above under “Executive Compensation—2015 Executive Compensation Program Decisions—Long Term Incentives.”

Also, the Company’s adjusted three year average burn rate (excluding one-time grants primarily made to a director and former chief executive officer in 2014) is below the peer median of 1.7%. If all those one-time grants are included in the calculation, the actual three year average burn rate of the Company is 3.2%, which is slightly above the peer group 75th percentile of 3.0%.

The following table sets forth information regarding outstanding stock options, restricted stock, restricted stock units and performance share units, as of the Record Date:

Outstanding Equity Awards as of the Record Date
Stock Options
Number Outstanding	467,267
Held by Current Executive Officers	82,638
Held by Former Executive Officers	194,110
Held by Current Directors	24,480
Weighted Average Exercise Price	$35.31
Weighted Average Remaining Term (in years)	3.51
Number of Full Value Awards Outstanding (restricted stock, restricted stock units and performance share units)	106,714

Summary of the 2006 Plan as amended by the 2006 Plan Amendments

The following summary of the material features of the 2006 Plan as modified by the 2006 Plan Amendments (the “Amended 2006 Plan”) in this Proxy Statement is qualified in its entirety by the language in the Amended 2006 Plan, which is attached as Appendix A to this Proxy Statement. Stockholders should read the Amended 2006 Plan in its entirety.

Administration

The Compensation Committee administers the Amended 2006 Plan and has discretionary authority to operate, manage and administer the Amended 2006 Plan in accordance with its terms. The Compensation Committee determines participants who will be granted awards under the Amended 2006 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee is authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the Amended 2006 Plan. In the case of any award intended, in the Compensation Committee’s discretion, to be eligible for the performance-based compensation exception under Section 162(m) of the Code the Administrator will exercise its discretion consistent with qualifying the award for that exception. The Compensation Committee interprets the Amended 2006 Plan and award agreements and has authority to correct any defects, supply any omissions and reconcile any inconsistencies in the Amended 2006 Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the Amended 2006 Plan are final and conclusive. References to Administrator in this summary of the material features of the Amended 2006 Plan mean the Compensation Committee and persons delegated responsibilities under the Amended 2006 Plan.

Within the limitations of the Amended 2006 Plan and applicable law, the Compensation Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other awards among such persons (other than officers of the Company) eligible to receive awards under the Amended 2006 Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Compensation Committee (or a properly delegated member or members of such Committee) will have authorized the issuance of a specified number of shares of common stock under such awards and will have specified the consideration, if any, to be paid therefore; and (iv) to such employees or other persons as it determines such ministerial tasks as it deems appropriate.

Limits on Awards

The maximum number of shares of the Company’s common stock that may be issued under the Amended 2006 Plan, taking into account awards outstanding on the date of the Annual Meeting and the increase of 1,000,000 shares from the 2006 Plan Amendments, may not exceed, in the aggregate, 4,400,000 shares. Of the aggregate number of shares eligible for issuance under the Amended 2006 Plan, the number of shares of common stock that may be issued pursuant to incentive stock option (“ISOs”) is 800,000. The Amended 2006 Plan provides that for purposes of determining the number of shares of common stock available for delivery under the Amended 2006 Plan, generally, any shares subject to an award or portion of an award that is terminated, surrendered or cancelled will be available for future awards under the Amended 2006 Plan. However, shares used to pay the exercise price or required tax withholding for an award under the Amended 2006 Plan will not be available for future awards under the Amended 2006 Plan (e.g., when a stock option or SAR is exercised and settled in shares, the full number of shares covered by the exercised portion of the stock options or SAR will be deducted from the shares available for delivery under the Amended 2006 Plan). Generally, any shares of common stock subject to awards, including stock options and SARs will be counted against the authorized share limit of the Amended 2006 Plan as one share for every one share subject to such award.

To the extent consistent with Section 422 of the Code, if the Company or a subsidiary acquires or combines with another company, any awards that may be granted under the Amended 2006 Plan in substitution or exchange for outstanding stock options or other awards of the other company will not reduce the shares available for issuance under the Amended 2006 Plan. Common stock delivered by the Company under the Amended 2006 Plan may be authorized but unissued common stock or previously issued common stock acquired by the Company. No fractional shares of common stock will be delivered under the Amended 2006 Plan.

Under the Amended 2006 Plan, taking into account the 2006 Plan Amendments, for any awards that are intended to qualify as performance-based compensation for Section 162(m) of the Code, (A) the maximum number of stock options, SARs or other awards based solely on the increase in the value of common stock that a participant may receive in any fiscal year is 800,000; (B) a participant may receive a maximum 800,000 shares under other stock-based awards in any fiscal year; and (C) the maximum dollar value that may be earned in connection with the grant of a cash-based award during any fiscal year may not exceed $10,000,000.

Participation

The Administrator may grant awards under the Amended 2006 Plan to employees, directors, consultants and advisors of the Company and its affiliates (“participants”). However, only employees of the Company and its subsidiaries will be eligible to receive ISOs under the Amended 2006 Plan.

Rules Applicable to Awards Granted Under the Amended 2006 Plan

The Administrator determines the terms of all awards, subject to the limitations provided under the Amended 2006 Plan. All awards are evidenced by an agreement approved by the Administrator. By accepting any award granted under the Amended 2006 Plan, the participant agrees to the terms of the award and the Amended 2006 Plan. Notwithstanding any provision of the Amended 2006 Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified under the Amended 2006 Plan, as determined by the Administrator.

●

Term of the Amended 2006 Plan. The Amended 2006 Plan will become effective upon stockholder approval and will continue in effect until all shares of the common stock available under the Amended 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the Amended 2006 Plan is terminated earlier by the Administrator. No awards may be made under the Amended 2006 Plan after May 25, 2026, but previously granted awards may continue beyond that date in accordance with their terms.

●

Transferability. ISOs and other awards under the Amended 2006 Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution or the designated beneficiary of a deceased participant. During the participant’s lifetime the Administrator may permit awards other than ISOs and any related SARs to be transferred. In no event may awards be transferred for consideration.

●

Dividend Equivalents. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to common stock subject to an award. The Amended 2006 Plan also provides that any dividend equivalent rights granted in connection with restricted stock, stock units, including restricted stock units, and performance awards will be held and will not be paid until the underlying restricted stock, stock units, including restricted stock units, and performance awards vests. However, no dividend equivalent rights may be paid with respect to stock options or SARS.

●

Section 409A of the Code. Awards under the Amended 2006 Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If any provision of the Amended 2006 Plan or an award agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Amended 2006 Plan or award will be modified to maintain, to the maximum extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Notwithstanding any provisions of the Amended 2006 Plan or any award granted thereunder to the contrary, no acceleration may occur with respect to any award to the extent such acceleration would cause the Amended 2006 Plan or an award granted there under to fail to comply with Section 409A of the Code. Additionally, notwithstanding any provisions of the Amended 2006 Plan or an applicable award agreement to the contrary, no payment shall be made with respect to any award granted under the Amended 2006 Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

Stock Options and SARs

A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the Amended 2006 Plan. SARs may be granted under the Amended 2006 Plan alone or together with specific stock options granted under the Amended 2006 Plan. SARs are awards that, upon their exercise, give a participant the right to receive from the Company an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of the Company’s common stock on the exercise date over the grant price of the SAR.

●	Duration of Options and SARs. The latest date on which an option or a SAR may be exercised is the tenth anniversary of the date the option (fifth anniversary in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the option or SAR was granted.
●	Vesting. The Administrator will fix the term during which each stock option or SAR may be exercised, but no stock option or SAR may be exercisable after the tenth anniversary of its date of grant. The Administrator may accelerate vesting of stock options and SARs.
●

Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by a payment required under the award.

●

Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each award requiring exercise is 100% (in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Company’s common stock subject to the award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other events described in Section 7 (d)(1) and (2) of the Amended 2006 Plan), the terms of any outstanding awards that are options or SARs may not be amended to reduce the exercise price without stockholder approval.

●

Payment of Exercise Price. The exercise price of any award granted under the Amended 2006 Plan may be paid in cash, shares of the Company’s common stock that have been outstanding for a least six months and that have a fair market value equal to the exercise price or any other method that may be approved by the Administrator, such as a cashless broker-assisted exercise, that complies with law.

Restricted Stock and Other Awards not Requiring Exercise

Restricted stock awards are shares of the Company’s common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Administrator. A recipient of restricted stock has the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Administrator provides otherwise in the grant. A restricted stock unit is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon or after vesting.

●	Consideration. In general, awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines.
●

Vesting. Restricted stock is granted subject to such restrictions on the full enjoyment of the shares as the Administrator specifies; which restrictions may be based on the passage of time, satisfaction of performance criteria, or the occurrence of one or more events; and will lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator specifies. The Administrator fixes the term during which each restricted stock award vests.

Performance Compensation Awards

The Compensation Committee may also designate share-based or cash-based awards under the Amended 2006 Plan as “performance compensation awards” intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Compensation Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply.

The performance criteria will be established by the Administrator, other than the mere continuation of a participant’s employment or the mere passage of time, and, for purposes of awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code will mean an objectively determinable measure of performance relating to or based upon any or any combination or component of the following (measured either absolutely or by reference to an index or indices, and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; costs; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return or stockholder value; sales of particular products or services; customer acquisition or retention; safety, health or environmental affairs performance; compliance; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any performance criteria and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Administrator may provide in the case of any award intended to qualify for such exception that one or more of the performance criteria applicable to such award will be adjusted in an objectively determinable manner to reflect events (for example, acquisitions or dispositions) occurring during the performance period that affect the applicable performance criteria.

Deferred Share Units

A deferred share unit is a unit credited to a participant’s account in our books that represents the right to receive a share of the Company’s common stock or the equivalent cash value of a share of common stock upon a predetermined settlement date. Deferred share units may be granted by the Administrator independent of other awards or compensation.

Events Affecting Outstanding Awards

Events affecting outstanding awards include termination of employment, change in control, termination of awards and change in and distributions with respect to the Company’s common stock.

●

Termination of Employment. In general, the treatment of an award upon termination of an employee participant’s employment will be determined by the Administrator at the time of grant and specified in the document by which the award is granted, subject to the authority of the Administrator under the Amended 2006 Plan to modify or waive terms and conditions of the award.

If the termination of employment is by reason of disability (as determined by the Administrator) or death subject to certain limitations of the Amended 2006 Plan and/or the award agreement: (A) stock options and SARs held by the participant or any permitted transferees of the participant will immediately become exercisable in full and will remain exercisable until the earlier of (x) the first anniversary of the date on which the participant’s employment ceased as a result of disability or the third anniversary of the date on which the participant’s employment ceased as a result of death, and (y) the date on which the award would have terminated had the participant remained an employee and (B) the participant’s unvested restricted stock and restricted stock units will immediately vest and become free of restrictions. If vesting or exercisability of an award is conditioned upon satisfaction of performance criteria that have not been satisfied at the time the participant’s employment terminates by reason of disability or death, the award will terminate unless the Administrator exercises its authority under the Amended 2006 Plan to waive or modify the conditions of the award.

If the termination of employment is for any reason other than disability or death of the participant: (A) stock options and SARs held by the participant or the participant’s permitted transferees that were not exercisable immediately prior to cessation of employment will terminate immediately. Each such stock option and SAR that were so exercisable will remain exercisable until the earlier of (x) the date which is three months after the date on which the participant’s employment ceased and (y) the date on which the Award would have terminated had the participant remained an employee. The Company will have the right to reacquire the participant’s unvested restricted stock at the lower of the participant’s original purchase price, if any, for such common stock, and the fair market value of the common stock on the date of termination. If there was no purchase price, then the restricted stock will be forfeited. Restricted stock units will be forfeited.

●

Change in Control. Unless otherwise determined by the Administrator upon the grant of an award under the Amended 2006 Plan, immediately prior to a change in control of the Company (as defined in the Amended 2006 Plan), but subject to any contrary law or rule or provision of an award agreement that is in effect under the Amended 2006 Plan prior to the change in control: (a) all outstanding stock options and SARs will become fully exercisable; (b) all restrictions applicable to outstanding restricted stock awards will lapse and (c) the delivery of shares of common stock deliverable under all outstanding awards of stock units will be accelerated, and the shares will be delivered. If vesting or exercisability of an award, or delivery of stock under an award, is conditioned upon satisfaction of performance criteria (as defined in the Amended 2006 Plan) that have not been satisfied at the time of the change in control, except as otherwise provided upon grant of the award, vesting, exercisability and delivery of common stock will not be accelerated by the change in control unless the Administrator exercises its authority under the Amended 2006 Plan to modify or waive terms and conditions of the award. The Administrator may also provide that any options or other awards cannot be exercised after or will be terminated after a change in control transaction. However, depending on the nature of the change in control transaction, payment of certain awards may be delayed to comply with Section 409A of the Code.

If the change in control is one in which holders of the Company’s common stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all awards, equal in the case of each affected award to the excess, if any, of (i) the fair market value of one share of common stock (as determined by the Administrator in its reasonable discretion) times the number of shares of common stock subject to the award, over (ii) the aggregate exercise price, if any, under the award (or in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of common stock) and other terms, and subject to such conditions, as the Administrator determines.

Upon the grant of any award under the 2006 Plan, the Administrator may, in its discretion, provide that (or to reserve the discretion to later determine whether) a change in control will result in assumption of the award by the acquiring or surviving company or replacement of the Award with a substantially equivalent award.

●

Termination of Awards. Unless otherwise provided by the Administrator, each outstanding award other than restricted stock will terminate upon consummation of a “covered transaction” (as defined in the Amended 2006 Plan).

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Change in and Distributions with Respect to Stock. In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization, similar transaction or other change in the Company’s capital structure, the Administrator will equitably adjust the terms and conditions of outstanding awards to preserve their value, including adjustments of the number and kind of securities and other property, including cash, that can be delivered under the Amended 2006 Plan. Similarly, in the event of other distributions (e.g., an extraordinary cash dividend), the Administrator will equitably adjust outstanding awards to preserve their value.

Other Forfeiture Provisions

A participant will be required to forfeit and disgorge any awards granted or vested and all gains earned or accrued due to the exercise of stock options or SARs or the sale of any common stock acquired from equity awards to the extent required by applicable law, including Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. In addition, the Administrator, in its sole and absolute discretion, may impose such other clawback, recovery or recoupment provisions as the Administrator determines is necessary, advisable or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of a termination for cause and/or violation of post-employment restrictive covenants.

Amendment and Termination

The Administrator at any time or times may amend the Amended 2006 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the Amended 2006 Plan as to any future grants of awards. However, the Administrator may not, without a participant’s consent, alter the terms of an award so as to affect adversely the participant’s right under the award, unless otherwise expressly provided in the Amended 2006 Plan or the Administrator expressly reserved the right to do so at the time of the award. The Administrator may not, without stockholder approval, (i) materially increase the number of securities that may be issued under the Amended 2006 Plan, or (ii) materially modify the requirements for participation under the Amended 2006 Plan. Any other amendment to the Amended 2006 Plan is conditioned upon stockholder approval only to the extent, if any, such approval is required by law or the applicable listing requirements of The Nasdaq Stock Market, LLC, as determined by the Administrator.

U.S. Federal Income Tax Implications

The following is a brief summary of the U.S. federal income tax consequences applicable to certain awards granted under the 2006 Plan, based upon the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences may vary depending on each participant’s particular situation.

Options and SARs. A recipient of a stock option or SAR will not have taxable income upon the grant of the stock option or SAR. Upon the exercise of a nonstatutory stock option or SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The tax basis of the shares generally will be equal to the fair market value of the shares on the exercise date.

Upon the exercise of an ISO, the acquisition of shares will not result in taxable income to the participant, except possibly for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of the shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally required period of two years from the date of grant and one year from the date of exercise. If the shares are not held for the legally required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price, and the balance of the participant’s gain, if any, will be taxed as short-term or long-term capital gain, as the case may be.

Restricted Stock. A recipient of restricted stock will not have taxable income upon the grant of the restricted stock, unless the participant elects to be taxed at the time the restricted stock is granted rather than when it becomes vested. The shares of restricted stock will generally be subject to tax upon vesting as ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for the shares, if any.

Restricted Stock Units and Performance Share Units. A participant is not deemed to receive taxable income when a restricted stock unit or performance share unit is granted. When the awards (and dividend equivalents, if any) are settled and paid, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for the awards, if any.

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award. The Company generally is not entitled to a tax deduction relating to amounts that are taxable as capital gain to a participant. However, Section 162(m) of the Code can limit the federal income tax deductibility of compensation paid to covered employees. Under Code Section 162(m), the general rule is that annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1 million. However, we can preserve the deductibility of certain compensation in excess of $1 million if the compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Section 162(m) of the Code, including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year. The rules and regulations promulgated under Section 162(m) of the Code, however, are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the Amended 2006 Plan will be deductible under all circumstances.

Option History

From the inception of the 2006 Plan through the Record Date, stock options granted under the 2006 Plan include the stock options shown in the table below (but exclude options that have been cancelled). Except as indicated below, no other person has been granted 5% or more of the total amount of stock options granted under the 2006 Plan.

Name	Number of options
James M. Lindstrom
Chief Executive Officer, Former Chief Financial Officer	22,638
David Shackelton
Chief Financial Officer	72,638
Christopher Shackelton
Former Interim Chief Executive Officer	–
Warren S. Rustand
Former Chief Executive Officer	185,647
Robert E. Wilson
Former Chief Financial Officer	60,000
Michael-Bryant Hicks
Former Senior Vice President and General Counsel	–
Justina Uzzell
Chief People Officer	10,000
Herman M. Schwarz
Chief Executive Officer of LogistiCare Solutions, LLC,
our wholly-owned subsidiary	74,723
All current executive officers, as a group	105,276
All current directors who are not executive officers, as a group	39,628
All employees who are not executive officers, as a group	1,388,146

New Plan Benefits; Market Value of Common Stock

The number, amount and type of awards to be granted in the future to eligible persons under the Amended 2006 Plan cannot be determined at this time. Future awards under the Amended 2006 Plan will be granted at the discretion of the Administrator. As of June 7, 2016, the closing price of our common stock was $48.02 per share.

Required Vote

The Amended 2006 Plan must be approved by the affirmative vote of holders of a majority of the votes of our shareholders cast for that proposal. Abstentions and broker non-votes are not considered votes cast and thus will have no effect on the election of a director or the approval of the Amended 2006 Plan.

The Board unanimously recommends that you vote “FOR” the adoption of the Amended 2006 Plan.

AUDIT COMMITTEE

Audit Committee Report

The Audit Committee of the Board consists of Mr. Kerley, Ms. Meints and Ms. Norwalk. Ms. Meints is the Chairperson of the Audit Committee.

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on the Company’s website at www.prscholdings.com under “Investor Relations.”

The Audit Committee has reviewed and discussed with management its assessment and report on the effectiveness of Providence’s internal control over financial reporting as of December 31, 2015, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (2013). The Audit Committee has also reviewed and discussed with KPMG, the independent registered public accounting firm, its review and report on Providence’s internal control over financial reporting. Providence published these reports in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The Audit Committee has reviewed and discussed with management and KPMG the audited consolidated financial statements of Providence for the fiscal year ended December 31, 2015. Management represented to the Audit Committee that Providence’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee also discussed with representatives of KPMG the matters required to be discussed by Statement on Auditing Standards No. 16 as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received the written disclosures and the confirming letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with KPMG its independence from Providence.

Based on these reviews and discussions and in reliance thereon, the Audit Committee recommended to the Board that the audited financial statements be included in Providence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 11, 2016.

The Audit Committee

Kristi L. Meints (Chairperson)	Richard Kerley	Leslie V. Norwalk

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees of Independent Registered Public Accounting Firm

Fees for professional services provided by KPMG, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2015 and 2014, in each of the following categories were:

	Fiscal Year Ended December 31,
	2015	2014
Audit fees and fees for services provided in connection with statutory and regulatory filings	$3,107,040	$2,455,000
Audit related fees	–	5,000
Tax fees	1,593,983	729,000
All other fees	100,185	576,000
Total	$4,801,208	$3,765,000

Audit Fees. Audit fees consisted of amounts incurred for services performed in association with the annual financial statement audit (including required quarterly reviews), the audit of the Company’s internal control over financial reporting, and other procedures normally required by the independent auditor in order to be able to form an opinion on the Company’s consolidated financial statements. The increase in audit fees in 2015, compared to 2014 is primarily attributable to the Company’s growth due to 2014 acquisitions and the change in scope of audit work with respect to operations subject to internal control testing. Other procedures included consultations relating to the audit or quarterly reviews, and services performed by KPMG in connection with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Audit Related Fees. Audit related fees consisted of amounts incurred for the stand alone audit of one of the Company’s subsidiaries.

Tax Fees. Tax fees consisted of amounts incurred for professional services rendered by KPMG for tax compliance and tax consulting in 2015 and 2014.

All Other Fees. Other fees primarily consisted of fees incurred for services rendered by KPMG in 2015 and 2014 for the audit of information technology security and internal control over protected client health information related to our non-emergency transportation management services operating segment.

The Audit Committee has considered and determined that the services provided by KPMG were compatible with KPMG maintaining their independence.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee pre-approved all of the foregoing services provided to the Company by KPMG in fiscal years 2015 and 2014.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Pursuant to the proxy rules promulgated under the Exchange Act, Company stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted within the Rule 14a-8 process for consideration at the Company’s annual meeting to be held in 2017 (the “2017 Annual Meeting”) will be February 18, 2017.

Pursuant to the amended and restated bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before, or make a nomination at, the 2017 Annual Meeting , such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Corporate Secretary at the principal executive offices of the Company, located at 700 Canal St., Third Floor, Stamford, CT 06902, no earlier than the close of business on March 30, 2017, and not later than the close of business on May 29, 2017. Stockholders are also advised to review the Company’s amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

As to all such matters which the Company does not have notice on or prior to May 29, 2017, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2017 Annual Meeting to vote on such proposal.

OTHER MATTERS

On the date we filed this Proxy Statement with the SEC, the Board did not know of any other matter to be raised at the Annual Meeting. If any other matters properly come before our stockholders at this Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their best judgment.

ADDITIONAL INFORMATION

The Company files reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s public reference room in Washington, D.C. The Company’s SEC filings are also available on the SEC’s web site at http://www.sec.gov. Stockholders may also request additional copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, except for exhibits to the report, without charge, by submitting a written request to the Company’s Corporate Secretary at 700 Canal St., Third Floor, Stamford, CT 06902.

HOUSEHOLDING

In order to reduce printing costs and postage fees, the Company has adopted the process called “householding”. Under this procedure, the Company may deliver a single copy of the Notice, and if applicable, this proxy statement and annual report on Form 10-K, to multiple stockholders who share the same last name and address, unless the Company receives contrary instructions from stockholders at that address. Stockholders who participate in householding will continue to receive separate proxy cards, if applicable.

If you prefer to receive multiple copies of the Company’s Notice or proxy statement and annual report on Form 10-K, at the same address, you may obtain additional copies by writing to the Company’s Corporate Secretary at 700 Canal St., Third Floor, Stamford, CT 06902 or by calling (520) 747-6600. Eligible stockholders of record receiving multiple copies of the annual report on Form 10-K and proxy statement can request householding by contacting the Company in the same manner.

On behalf of the Board of Directors

James M. Lindstrom
Director, President and Chief Executive Officer

June 14, 2016
Stamford, Connecticut

THE PROVIDENCE SERVICE CORPORATION

2006 LONG-TERM INCENTIVE PLAN

(as amended and restated effective [July 27], 2016)

1.            DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.            PURPOSE

The Plan has been established to advance the interests of the Company and its stockholders by providing for the grant to Participants of Stock-based and other incentive Awards to (i) enhance the Company’s ability to attract and retain Employees, directors, consultants, advisors and others who are in a position to make contributions to the success of the Company and its Affiliates and (ii) encourage Participants to take into account the long-term interests of the Company and its stockholders through ownership of shares of Stock or the potential to receive performance-based cash bonuses. The Plan is now being amended and restated effective upon its approval by the Company’s stockholders at their annual meeting in 2016, principally, in order to increase the authorized share reserve under the Plan, increase the limit on cash-based awards intended to qualify as performance-based compensation under Section 162(m) and extend the term until May 25, 2026.

3.            ADMINISTRATION

(a)     Generally. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award (including applicable Performance Periods and Performance Criteria); prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will only exercise its discretion to the limited extent consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

(b)     Specifically. Subject to the provisions of the Plan, the Administrator’s general authority to administer the Plan shall include, but not be limited to, exercising any and all of the following powers in its sole and absolute discretion:

(i)     to determine, from time to time, the fair market value of the Stock subject to the Plan or any Awards;

(ii)     to determine, and to set forth in Award agreements, the terms and conditions of all Awards, including what type or combination of types of Awards shall be granted, any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iii)     to construe and interpret the terms of the Plan and any Award agreement, to determine the meaning of their terms, to correct any defect, omission or inconsistency in the Plan or any Award agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or an Award fully effective, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(iv)     to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate, and to make any findings of fact needed in the administration of the Plan or Award agreements. (with the Administrator’s prior exercise of its discretionary authority not obligating it to exercise its authority in a like fashion thereafter);

(v)     to require, as a condition precedent to the grant, vesting, exercise, settlement, and/or issuance of Stock pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Committee may require, in its sole discretion, which form may include any other provisions, e.g. confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);

(vi)     in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Awards, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system;

(vii)     subject to applicable law and the restrictions set forth in the Plan, to delegate administrative functions associated with the Plan to individuals who are directors or Employees; and

(viii)     to make all determinations and to take all other actions that the Administrator may consider necessary or desirable to administer the Plan or to effectuate its purposes.

(c)     Local Law Adjustments and Sub-plans. To facilitate the making of any grant of an Award under this Plan, the Administrator may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

(d)     Action by Committee. The Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to the Administrator by an officer or other Employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e)     Claims Limitations Periods. Any Participant who believes he or she is being denied any benefit or right under the Plan or under any Award may file a written claim with the Administrator. Any claim must be delivered to the Administrator within forty-five (45) days after the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Administrator or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Administrator in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Administrator shall be deemed denied. No lawsuit relating to the Plan may be filed before a written claim is filed with the Administrator and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or such claim shall be forever barred.

(f)     Deference to Committee Determinations. The Administrator’s interpretation and construction of any provision of the Plan, or of any Award or Award agreement, and all determinations the Administrator makes pursuant to the Plan shall be final, binding, and conclusive on any and all affected parties. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(g)     No Liability; Indemnification. Neither the Board nor any Administrator, nor any person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award agreement. The Company shall pay or reimburse anyone acting as the Administrator, as well as any director, Employee, or consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under applicable law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(h)     Expenses. The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

4.            LIMITS ON AWARDS UNDER THE PLAN

(a)      Number of Shares. The maximum number of shares of Stock that may be issued pursuant to Awards under the Plan shall not exceed, in the aggregate, 5,400,000 shares. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or results in any Stock not being issued, or if any shares of Stock subject to an Award are repurchased by the Company pursuant to the provisions of Section 7(a)(2)(B) of this Plan, the shares of Stock covered by such Award that are repurchased or not paid out shall again be available for the grant of Awards under the Plan. Notwithstanding the preceding, the following shares of Stock shall not be available for the grant of Awards under the Plan: shares not issued or delivered as the result of the net settlement of SARs, and shares used to pay the exercise or purchase price or any withholding taxes related to an Award. SARs or other Awards that may be settled in cash only will not reduce the number of shares available for award under the Plan. The limit set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code and regulations thereunder, with not more than 800,000 shares to be awarded in the form of ISOs granted after July 23, 2014. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition will not reduce the number of shares available for Awards under the Plan.

(b)      Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

(c)      Section 162(m) Limits. For Awards intended to qualify as performance-based compensation under Section 162(m), (x) the maximum number of shares of Stock for which Stock Options may be granted to any person in any fiscal year and the maximum number of shares of Stock subject to SARs granted to any person in any fiscal year will each be 800,000, (y) the maximum number of shares subject to other Stock-based Awards granted to any person in any fiscal year will be 800,000 shares and (z) the maximum amount payable under cash-based Awards granted to any person in any fiscal year will be U.S. $10,000,000. The foregoing provisions will be construed in a manner consistent with Section 162(m).

5.            ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those key Employees, directors, consultants and advisors to the Company or its Affiliates and others who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

6.            RULES APPLICABLE TO AWARDS

(a) All Awards

(1)      Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2)      Term of Plan. No Awards may be made after May 25, 2026, but previously granted Awards may continue beyond that date in accordance with their terms.

(3)      Transferability. Neither ISOs nor other Awards may be transferred other than by will or by the laws of descent and distribution (other than transfers to the Company pursuant to Section 7(a)(2)(B)), and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides), other non-transferable Awards requiring exercise may be exercised only by the Participant.

(4)      Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to any Award other than an Option or SAR.

(5)      Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

(6)      Section 162(m). This Section 6(a)(6) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(6) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for the performance-based compensation exception under Section 162(m). With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria and Performance Period, no later than 90 days after the commencement of the Performance Period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Once established for a Performance Period, the Performance Criteria shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Section 162(m). Following the completion of a Performance Period, and prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and, if so, to calculate and certify in writing that amount of the Awards earned for the Performance Period based upon the Performance Criteria, and such determination will be final and conclusive. The Administrator shall then determine the number of shares or dollar value (as applicable) of each Participant’s Award based on the Performance Criteria for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

(7)      Clawbacks. Notwithstanding any other provision of this Plan, all Awards (whenever granted) will be subject to recoupment in accordance with any clawback policy that is both in effect at any time while the Award is outstanding, and established in order to comply with (i) the listing standards of any securities exchange, trading market or automated quotation system on which the Company’s securities are listed, quoted or traded, (ii) Section 304 of the Sarbanes-Oxley Act of 2002, or (iii) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, including but not limited to Section 10D of the Securities Exchange Act of 1934, or any other Applicable Law. Any Participant who receives and accepts an Award on or after the effective date of this restatement shall be deemed automatically to have consented and agreed to the foregoing clawback terms. In addition, the Administrator, in its sole and absolute discretion, may impose such other clawback, recovery or recoupment provisions in an Award agreement as the Administrator determines is necessary, advisable or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of a termination for “cause” and/or violation of post-Employment restrictive covenants. No recovery of compensation under any clawback policy or provisions imposed under this paragraph will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or its Affiliates, including an Award agreement.

(8)     Section 409A of the Code.

(i)      Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

(ii)      If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

(iii)      Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

(iv)      Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

(b) Stock Options and SARs

(1)      Duration of Options and SARs. The latest date on which an Option or a SAR may be exercised will be the tenth anniversary of the date the Option (fifth anniversary in the case of an ISO granted to a ten percent shareholder within the meaning of Section 422(b)(6) of the Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the Option or SAR was granted.

(2)      Vesting. The Administrator shall fix in an Award agreement the term during which each Stock Option or SAR may be exercised, but no Stock Option or SAR shall be exercisable after the tenth anniversary of its date of grant. Notwithstanding any other provision of the Plan, the Committee may determine with respect to an Award that the date on which any outstanding Stock Option or SAR or any portion thereof is exercisable shall be advanced to an earlier date or dates designated by the Administrator in accordance with such terms and subject to such conditions, if any, as the Administrator shall specify.

(3)      Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(4)      Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other events described in Section 7(d)(1) and (2)), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(5)      Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by the Participant’s surrender of shares of Stock otherwise deliverable by the Company pursuant to the Award being exercised, (iv) by other means acceptable to the Administrator, or (v) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(c)      Restricted Stock and Other Awards Not Requiring Exercise

(1)      Consideration in General. In general, Awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines. Any purchase price payable by a Participant to the Company for Stock under an Award not requiring exercise shall be paid in cash or check acceptable to the Administrator, through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the purchase price, if and to the extent permitted by the Administrator, by delivery to the Company of a promissory note of the Participant, payable on such terms as are specified by the Administrator, or by any combination of the foregoing permissible forms of payment.

(2)      Vesting. Restricted Stock or Stock Units (including Restricted Stock Units) representing a future right to receive Stock shall be granted subject to such restrictions on the full enjoyment of the shares as the Administrator shall specify; which restrictions may be based on the passage of time, satisfaction of performance criteria, or the occurrence of one or more events; and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator shall specify. The Administrator shall fix in an Award agreement the term during which each Award of Restricted Stock or Stock Units vests.

(d)      Deferred Share Units. The Administrator may defer, or allow a Participant to elect to defer, the exercising of Awards, the issuance or delivery of Stock under any Award or any action permitted under the Plan to prevent the Company or any Affiliate from being denied a federal income tax deduction with respect to any Award (other than an ISO), in accordance with Treas. Reg. 1.409A-1(b)(4)(ii). In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company and/or Affiliate anticipates or reasonably should anticipate that, if the payment were made on such date, the Company’s and/or Affiliate’s deduction with respect to such payment would no longer be restricted due to the application of Section 409A of the Code.

7.            EVENTS AFFECTING OUTSTANDING AWARDS

(a)      Termination of Employment. In general, the treatment of an Award upon termination of a Participant’s Employment will be determined by the Administrator at the time of grant and specified in the document or documents by which the Award is granted, subject to the authority of the Administrator under Section 3 of the Plan to modify or waive terms and conditions of the Award. Except as otherwise so determined by the Administrator or otherwise explicitly provided herein, the following will apply in the event of termination of a Participant’s Employment:

(1)      Disability or Death. If the termination of Employment is by reason of Disability (as determined by the Administrator) or death:

(A) Except as provided in subparagraph 7(a)(1)(C) below, or in an Award Agreement, Stock Options and SARs held by the Participant or any permitted transferees of the Participant will immediately become exercisable in full and will remain exercisable until the earlier of (x) the first anniversary of the date on which the Participant’s Employment ceased as a result of Disability or the third anniversary of the date on which the Participant’s Employment ceased as a result of death, and (y) the date on which the Award would have terminated had the Participant remained an Employee.

(B) Except as provided in subparagraph 7(a)(1)(C) below, the Participant’s unvested Restricted Stock and Restricted Stock Units will immediately vest and become free of restrictions.

(C) If vesting or exercisability of an Award, or the payment of cash pursuant to the Award, is conditioned upon satisfaction of Performance Criteria that have not been satisfied at the time the Participant’s Employment terminates, the Award will terminate unless the Administrator exercises its authority under Section 3 to waive or modify the conditions of the Award.

(2)      Other Termination of Employment. If termination of Employment is for any reason other than disability (as determined by the Administrator) or death of the Participant:

(A) Stock Options and SARs held by the Participant or the Participant’s permitted transferees that were not exercisable immediately prior to cessation of Employment will terminate immediately. Each such Stock Option and SAR that were so exercisable will remain exercisable until the earlier of (x) the date which is three months after the date on which the Participant’s Employment ceased and (y) the date on which the Award would have terminated had the Participant remained an Employee. Nevertheless, if there is a blackout period under the Company’s insider trading policy or applicable law (or an Administrator-imposed blackout period) that prohibits the buying or selling of shares of Stock during any part of the ten day period before the expiration of any Option or SAR based on the termination of a Participant’s Employment, the period for exercising the Option or SAR shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision hereof or within an applicable Award agreement, no Option or SAR shall ever be exercisable after the expiration date of its original term as set forth in the Award agreement.

(B) The Company will have the right to reacquire the Participant’s unvested Restricted Stock at the lower of the Participant’s original purchase price, if any, for such Stock, and the fair market value of the Stock on the date of termination. If there was no purchase price, then the Restricted Stock will be forfeited. Restricted Stock Units will be forfeited.

(b)      Change in Control. In the event of a Change in Control:

(1)      Acceleration of Awards. Except as otherwise provided below: (i) Stock Options and SARs held by the Participant or the Participant’s permitted transferees will immediately become exercisable in full, (ii) the Participant’s unvested Restricted Stock will immediately vest and become free of restrictions, and (iii) the delivery of shares of Stock deliverable under each outstanding Award of Stock Units will be accelerated, and such shares will be delivered.

Upon the grant of any Award after [July 27, 2016], the Administrator shall have the authority to provide that (or to reserve the discretion to later determine whether) a Change in Control shall result in assumption of the Award by the acquiring or surviving company, replacement of the Award with a substantially equivalent award, or cancellation of the Award in exchange for the payment, on the date of the Change in Control, of cash or other consideration to the Participant in an amount equal to the excess (if any) of the fair market value of the shares subject to the Award being cancelled over the exercise or purchase price (if any) payable by the Participant for such shares.

(2)      Performance Criteria. If vesting or exercisability of an Award, or delivery of Stock or payment of cash under an Award, is conditioned upon satisfaction of Performance Criteria that have not been satisfied at the time of the Change in Control, except as otherwise provided upon grant of the Award, vesting, exercisability and delivery of Stock or payment of cash will not be accelerated by the Change in Control unless the Administrator exercises its authority under Section 3 to waive or modify the conditions of the Award. Any share of Stock delivered as a result of such a waiver or modification may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect the Performance Criteria to which the Award was subject. In the case of Restricted Stock the vesting of which is conditioned upon satisfaction of Performance Criteria, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Change in Control be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(3)      Cash-Out of Awards. If the Change in Control is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all Stock-based Awards, equal in the case of each affected Award to the excess, if any, of (i) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award, over (ii) the aggregate exercise price, if any, under the Award (or in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines.

(4)      Compliance with Section 409A of the Code. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Administrator.

(c)      Termination of Awards. Unless otherwise provided by the Administrator, each Award other than Restricted Stock (which, unless subject to Performance Criteria which have not been satisfied, will be treated in the same manner as other shares of Stock) will terminate upon consummation of a Covered Transaction, provided that, if the Covered Transaction follows a Change in Control or would give rise to a Change in Control, no Stock Option or SAR, other than an Award that is cashed out, will be so terminated prior to the Participant’s having been given adequate opportunity, as determined by the Administrator, to exercise Awards that are exercisable or become exercisable as a result of the Change in Control.

(d)      Change in and Distributions With Respect to Stock

(1)      Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization, reorganization, merger, consolidation, combination, split-up, spin-off, dissolution, liquidation, exchange of shares or other change in the Company’s capital structure, the Administrator will make appropriate adjustments, in its sole discretion, to equitably adjust the maximum number of shares of Stock specified in Section 4(a) that may be delivered under the Plan and the maximum share limits described in Section 4(c) and will also equitably adjust, in its sole discretion, the number and kind of shares of stock or securities or other property or cash subject to Awards then outstanding, as and to the extent appropriate to preserve the value of such Awards (and, if applicable in the Administrator’s discretion, Awards to be subsequently granted), any exercise prices relating to Awards and any other provision of Awards (including performance criteria) that the Administrator determines are affected by such change.

Unless the Administrator determines that another kind or form of adjustment is equitable and appropriate under this Section 7(d) (or required in accordance with any other provision of the Plan), subject to any required action by shareholders of the Company, in connection with any event that is a recapitalization, reorganization, merger, consolidation, combination, split-up, spin-off, dissolution, liquidation or similar transaction, any Award shall be deemed to pertain to the securities or other property, including cash, to which a holder of the number of shares of Stock covered by the Award would have been entitled to receive in connection with such event.

(2)      Certain Other Adjustments. The Administrator will also make adjustments of the type described in Section 7(d)(1) above to take into account distributions to stockholders other than those provided for in Section 7(d)(1), including any extraordinary cash dividend paid on shares of Stock (but excluding, for the avoidance of doubt, a regular cash dividend) or any other unusual or infrequently occurring event, if the Administrator determines, in its discretion, that such adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422 of the Code, for the performance-based compensation rules of Section 162(m), where applicable, and for the deferred compensation rules of Section 409A of the Code.

(3)      Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.            AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator. The Administrator may not, without stockholder approval, (i) materially increase the number of securities which may be issued under the Plan or (ii) materially modify the requirements for participation under the Plan.

9.            OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to Award a person bonuses or other compensation in addition to Awards under the Plan.

10.          WAIVER OF JURY TRIAL

By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waiver.

11.          MISCELLANEOUS

(a)      No Shareholder Rights. Except as otherwise provided here, the holder of an Award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, shares of Stock are issued upon exercise or payment in respect of such award.

(b)      Transferability. Except as the Administrator shall otherwise determine in connection with determining the terms of Awards to be granted or shall thereafter permit, no Award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her designated beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, an Award shall be exercisable only by, or payable only to such recipient or his or her guardian or legal representative. In no event shall an Award be transferable for consideration.

(c)      Award Agreements. All Stock Options, SARs, Restricted Shares and Awards granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the Plan and applicable domestic and foreign law), in addition to those provided for herein, as the Administrator shall approve. More than one type of Award may be covered by the same agreement.

(d)      Securities Restrictions. No shares of Stock shall be issued, delivered or transferred upon exercise or in payment of any Award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Administrator and the Company, including, without limitation, the clawback requirements referenced in Section 6(a)(7) above and compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company’s Stock may, at the time, be listed. The Administrator and the Company shall have the right to condition any issuance of shares of Stock made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Administrator and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

(e)      Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash awards. In the case of Awards to be distributed in Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the award cancelled or the number of the shares of Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld.

(f)      No Employment Right. No employee or director of the Company, nor any Affiliate of the Company, shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or Affiliate thereof or any director any right to continue as a director of the Company or Affiliate. All Company and Affiliate employees who have or may receive Awards under this Plan are employed, except to the extent provided by law, at the will of the Company or such Affiliate and in accord with all statutory provisions.

(g)      Stock to be Used. Distributions of shares of Stock upon exercise, in payment or in respect of Awards made under this Plan may be made either from shares of authorized but unissued Stock reserved for such purpose by the Board or from shares of authorized and issued Stock reacquired by the Company and held in its treasury, as from time to time determined by the Committee, the Board, or pursuant to delegations of authority from either. The obligation of the Company to make delivery of Awards in cash or Stock shall be subject to currency or other restrictions imposed by any government.

(h)      Expenses of the Plan. The costs and expenses of administering this Plan shall be borne by the Company and not charged to any Award or to any employee, director or Participant receiving an Award. However, the Company may charge the cost of any Awards that are made to employees of participating subsidiaries, including administrative costs and expenses related thereto, to the respective participating subsidiaries by which such persons are employed.

(i)      Plan Unfunded. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan and payment of awards shall be subordinate to the claims of the Company’s general creditors.

(j)      Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Affiliates for the purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, Data. In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, in any case without cost, by contacting the Company’s General Counsel or Director of Human Resources. Notwithstanding the foregoing, the Company is authorized to impose jurisdiction specific requirements in connection with Awards granted outside the United States, if necessary to comply with applicable law in accordance with Section 3(c) of the Plan.

(k)     Governing Law. This Plan shall be governed by the laws of the State of Delaware and shall be construed for all purposes in accordance with the laws of said State except as may be required by NASDAQ or other applicable exchange requirement or by applicable federal law.

Exhibit A: Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Compensation Committee, provided that the Committee shall consist of two or more directors, all of whom are both “outside directors” within the meaning of Section 162(m) and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934; and provided further, that the Compensation Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons (other than officers of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation and applicable law; provided, that with respect to any delegation described in this clause (iii) the Compensation Committee (or a properly delegated member or members of such Committee) shall have authorized in writing the issuance of a specified number of shares of Stock or other payment under such Awards and shall have specified the consideration, if any, to be paid therefor; and (iv) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards, including Stock-based and cash-based Awards.

(vii) Deferred Share Units.

“Board”: The Board of Directors of the Company.

“Change in Control”: An event or events, in which:

(A)      any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Section 13(d) of the 1934 Act), together with all affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(B)     the consummation of a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, having at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 50% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation;

(C)      the Company consummates its liquidation or sale or disposition by the Company of all or substantially all of the Company’s assets; or

(D)     during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (C) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof.

Notwithstanding the foregoing, with respect to Awards granted under the Plan prior to June 30, 2015, “Change in Control” shall mean an event or events, in which:

(AA) any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Section 13(d) of the 1934 Act), together with all affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities;

(BB1) With respect to awards granted under the Plan prior to April 19, 2010, the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 25% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation; or

(BB2) With respect to awards granted under the Plan between April 19, 2010 and June 30, 2015, the Company consummates a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 25% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation;

(CC) during any period of two consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (AA), (BB1), (BB2) or (DD) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

(DD) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Compensation Committee”: The Compensation Committee of the Board.

“Company”: The Providence Service Corporation.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Data” shall mean, in respect of a Participant, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards.

“Disability” shall mean permanent and total disability of an employee or director participating in the Plan as determined by the Administrator in accordance with uniform principles consistently applied, upon the basis of such evidence as the Administrator deems necessary and desirable. Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code, no condition shall constitute a “Disability” for purposes of the Plan unless such condition also constitutes a disability as defined under Section 409A.

“Deferral Election Form” shall mean an election form provided by and acceptable to the Administrator for purposes of DSUs.

“DSU” shall mean a deferred share unit granted under Section 6(d) above.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company or its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 above to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates or the Administrator expressly determines otherwise.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Negative Discretion”: The discretion authorized by the Plan to be applied by the Administrator to eliminate or reduce the size of an Award; provided that the exercise of such discretion would not cause the Award to fail to qualify as “performance-based compensation” under Section 162(m). By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Administrator by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Awards for a Performance Period if the Performance Criteria for such Performance Period have not been attained, or (b) increase an Award above the maximum amount payable under the Plan.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria established by the Administrator, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to or based upon any or any combination or component of the following (measured either absolutely or by reference to an index or indices, and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; costs; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return or stockholder value; sales of particular products or services; customer acquisition or retention; safety, health or environmental affairs performance; compliance; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The Providence Service Corporation 2006 Long-Term Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“Retirement” shall mean:

(A) in the case of an employee Participant, separating from service with the Company or an affiliate, on or after a customary retirement age for the Participant’s location, with the right to begin receiving immediate pension benefits under the Company’s pension plan or under another pension plan sponsored or otherwise maintained by the Company or an affiliate for its employees, in either case as then in effect or, in the absence of such pension plan being applicable to any Participant, as determined by the Committee in its sole discretion; and

(B) in the case of a director, (i) resigning from serving as a director, failing to stand for re-election as a director or failing to be re-elected as a director after at least six (6) full years of service as a director of the Company. More than six (6) months’ service during any twelve (12) month period after a director’s first election by the shareholders to the Board shall be considered as a full year’s service for this purpose.

“Section 162(m)”: Section 162(m) of the Code and applicable rules and regulations.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in shares of Stock of equivalent value or cash) equal to the excess of the fair market value of the shares of Stock subject to the right over the fair market value of such shares at the date of grant.

“Stock”: Common Stock of the Company, par value $0.001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Unrestricted Stock”: Stock that is not subject to any restrictions under the terms of the Award.

PROVIDENCE
SERVICE
CORPORATION

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IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on July 26, 2016.

Vote by Internet

- Go to **www.envisionreports.com/PRSC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. There is NO CHARGE to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE PROVIDENCE SERVICE CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 and "FOR" PROPOSAL 4.

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1. Election of Class 1 Directors:
Nominees:

	For	Withhold		For	Withhold
01 - Richard A. Kerley	☐	☐	02 - Christopher S. Shackelton	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Name and Title of Representative (if applicable)

NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE PROVIDENCE SERVICE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROVIDENCE SERVICE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2016

The stockholder(s) hereby appoint(s) Jessica Brown and David Shackelton, or either of them, as proxies, each with the power to appoint his/her undersigned substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of The Providence Service Corporation (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on July 27, 2016 (the "Annual Meeting"), at The Providence Service Corporation, 700 Canal St., Third Floor, Stamford, CT 06902, and at any adjournment, postponement or rescheduling thereof.

The undersigned hereby acknowledges receipt of the Company's 2015 Forms 10-K and 10-K/A, Notice of the Company's 2016 Annual Meeting of Stockholders and the Proxy Statement.

This Proxy Card, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this Proxy will be voted for the election of the nominees listed in Proposal 1 and for Proposals 2, 3 and 4. With respect to such other business that may properly come before the Annual Meeting and any adjournments, postponements or reschedulings thereof, said proxies are authorized to vote in accordance with their best judgment, subject to the conditions described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT AND THIS PROXY CARD IS VALID ONLY WHEN SIGNED. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

YOUR VOTE IS IMPORTANT
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.